UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
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Exchange Act of 1934 (Amendment No.      )

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I-Flow Corporation

(Name of Registrant as Specified in Its Charter)

N/A

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I-FLOW CORPORATION

20202 Windrow Drive
Lake Forest, California 92630

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 25, 2004

Dear I-Flow Corporation Stockholder:

      On Tuesday, May 25, 2004, I-Flow Corporation will hold its annual meeting of stockholders at the Hyatt Regency Irvine, 17900 Jamboree Boulevard, Irvine, California 92614. The meeting will begin at 9:30 a.m. local time.

      Only stockholders of record at the close of business on March 31, 2004 can vote at this meeting or any adjournments or postponements that may take place. At the meeting, our stockholders will consider the following actions:

1.	To elect two Class II directors to the board of directors to serve until the 2007 annual meeting of stockholders and until their successors are duly elected and qualified.

2.	To vote on a proposal to amend the I-Flow Corporation 2001 Equity Incentive Plan to increase the number of shares of our common stock that may be issued under the plan by 1,750,000.

3.	To ratify the selection of Deloitte & Touche LLP as our independent auditor for the fiscal year ending December 31, 2004.

4.	To attend to any other business properly presented at the meeting and any adjournments or postponements of the meeting.

      The foregoing items of business are more fully described in the proxy statement that is attached to and a part of this notice. Our board of directors recommends that you vote FOR the two director nominees and FOR the other two proposals.

By order of the board of directors,

Donald M. Earhart
Chairman of the Board of Directors,
President and Chief Executive Officer

Lake Forest, California

April 12, 2004

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the annual meeting in person, you are requested to complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the meeting. You may revoke your proxy at any time before it is voted at the annual meeting by submitting a written notice of revocation to our corporate Secretary or by filing a duly executed proxy bearing a later date. Your proxy will not be voted if you are present at the annual meeting and choose to vote your shares in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from the record holder.

I-FLOW CORPORATION

20202 Windrow Drive
Lake Forest, California 92630

PROXY STATEMENT

2004 ANNUAL MEETING OF STOCKHOLDERS

INTRODUCTION

      Your proxy is solicited by the board of directors of I-Flow Corporation for use at our 2004 annual meeting of stockholders to be held at 9:30 a.m. on Tuesday, May 25, 2004, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and accompanying form of proxy will be first mailed to our stockholders on or about April 15, 2004. Our principal address is 20202 Windrow Drive, Lake Forest, California 92630. The annual meeting will be held at the Hyatt Regency Irvine, 17900 Jamboree Boulevard, Irvine, California 92614.

Solicitation of Proxies

      We will bear the cost of the solicitation of proxies. We and our employees may solicit proxies in person or by telephone, facsimile, telegraph or cable. Our employees will not receive any additional compensation for such solicitation. We will request brokers and other persons holding stock in their names or in the names of their nominees to forward proxies and proxy material to the beneficial owners of our common stock and we will reimburse them for the expenses incurred in so doing. In addition, we have engaged Morrow & Co. (the “solicitor”) to assist us to solicit proxies. We will pay the solicitor a fee of approximately $20,000 for such solicitation and will reimburse the solicitor for reasonable out-of-pocket expenses.

Record Date and Voting Rights

      Only stockholders of record at the close of business on the record date, March 31, 2004, are entitled to notice of, and to vote at, the annual meeting. As of March 31, 2004, there were 18,417,894 shares of our common stock outstanding held by 309 stockholders of record and approximately 5,500 stockholders who do not hold shares in their own name. Shares of our common stock each have one vote per share. A majority of our common stock outstanding on the record date and entitled to vote at the annual meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the annual meeting. Shares of our common stock with respect to which the holders are present in person at the annual meeting but not voting, and shares for which we have received proxies but with respect to which holders of the shares have abstained, will be counted as present at the annual meeting for purpose of determining whether a quorum exists. Broker non-votes will also be counted as present for purposes of determining whether a quorum exists.

      In voting for directors, the two candidates receiving the highest number of votes will be elected. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. All other matters submitted to the stockholders will require the affirmative vote of a majority of shares of our common stock present in person or represented by proxy at the annual meeting. For these matters, abstentions will be counted in tabulations of the votes cast on a proposal and will have the same effect as a vote against the proposal, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

Proxies

      Unless you otherwise direct in your proxy, each proxy will be voted FOR the election of the two director nominees named herein, FOR the proposal to amend the I-Flow Corporation 2001 Equity Incentive Plan and FOR the ratification of the selection of Deloitte & Touche LLP as our independent auditor. If you have appropriately directed how the proxy is to be voted, it will be voted according to your direction. You may revoke your proxy at any time before it is voted at the annual meeting by submitting a written notice of revocation to our corporate Secretary or by timely filing a duly executed proxy bearing a later date. Your proxy will not be voted if you are present at the annual meeting and choose to vote the shares represented thereby in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from the record holder.

PROPOSAL 1

ELECTION OF DIRECTORS

      Our certificate of incorporation was amended in May 2002 to provide for a board of directors that is divided into three classes. The terms for each class are three years, staggered over time. This year, the term of the directors in Class II expires. Accordingly, two directors will be elected at the annual meeting.

      Both of our nominees for election as directors at the meeting set forth below are incumbent directors. These nominees have consented to serve as a director if elected and management has no reason to believe that either nominee will be unable to serve. Unless authority to vote for either of the nominees is withheld in a proxy, shares represented by proxies will be voted for both nominees. In the event that either of the nominees for director becomes unavailable for re-election as a result of an unexpected occurrence, shares will be voted for the election of such substitute nominee, if any, as the board of directors may propose. Proxies cannot be voted for more than two directors, the number of nominees herein.

Director Nominees

      Each of the persons listed below is nominated for election to Class II of our board of directors, each to serve a three year term ending at the 2007 annual meeting and until their respective successors are elected and qualified. Our board of directors recommends that you vote FOR both of the nominees.

      Joel S. Kanter, 47, has been a director since 1991. Mr. Kanter has been the President of Windy City, Inc., a privately held investment management firm since before 1992. He is also the former Managing Director of Investor’s Washington Service, a privately held Washington, D.C. based service that provides information for corporations and institutional money managers. Mr. Kanter currently serves on the board of directors of Windy City, Inc., a privately held investment management firm, Encore Medical Corporation, a publicly held orthopedic products manufacturer, Magna-Labs, Inc., a publicly held medical products company, and Logic Devices, Inc., a publicly held company that designs semiconductor chips.

      Erik H. Loudon, 65, has been a director since 1991. Since 1978, Mr. Loudon has been the Director of EHL Investment Services Limited, a privately held company in the British Virgin Islands that provides investment management services for private clients. Mr. Loudon currently serves on the board of directors of the following public investment funds: Blue Chip Selection Luxembourg, Emerge Capital Luxembourg and Leaf Asset Management Luxembourg. From 1985 to 1989, he was also a director of Sarasin Investment Management, Ltd., a London subsidiary of Sarasin Bank, a private bank based in Switzerland.

Continuing Directors

     Class III: Currently Serving Until the 2005 Annual Meeting

      John H. Abeles, M.D., 59, has been a director since 1985. Dr. Abeles has been the President of MedVest, Inc., a consulting and venture capital firm in the medical products industry, since before 1990. He currently serves on the board of directors of Molecular Diagnostics, Inc., a publicly held medical products company, Encore Medical Corporation, a publicly held orthopedic products manufacturer, and Oryx Technology, Inc., a publicly held technology management company. He is also general partner of Northlea Partners, Ltd., a privately held limited partnership.

      Donald M. Earhart, 59, has been a director since 1990 and the chairman of our board of directors since March 1991. Mr. Earhart joined us as President and Chief Operating Officer in June 1990 and has been our Chief Executive Officer since July 1990. Mr. Earhart has over 25 years of experience in the medical products industry. Prior to joining us, from 1986 to 1990, Mr. Earhart was a corporate officer and the President of the Optical Division of Allergan, Inc. Before 1986, he was a corporate officer and Division President of Bausch and Lomb and was an operations manager of Abbott Laboratories. He has also served as an engineering consultant at Peat, Marwick, Mitchell & Co. and as an engineer with Eastman Kodak Company. Mr. Earhart holds a Bachelor of Engineering degree from Ohio State University and a M.B.A. from Roosevelt University.

      Henry Tsutomu Tai, Ph.D., M.D., 61, has been a director since 1990. Dr. Tai is the founder of I-Flow Corporation. Since 1977, he has been a practicing consultant in hematology and oncology. Dr. Tai holds a B.A. in Molecular Biology from Harvard University, a Ph.D. in Molecular Biology and a M.D. from the University of Southern California. From 1985 to 1988, Dr. Tai served as the chairman of our board of directors.

     Class I: Currently Serving Until the 2006 Annual Meeting

      James J. Dal Porto, 51, has been a director since 1996. Mr. Dal Porto joined us as Controller in October 1989 and was promoted to Treasurer in October 1990, to Vice President of Finance and Administration in March 1991, to Executive Vice President and Chief Financial Officer in March 1993 and to Chief Operating Officer in February 1994. From 1984 to 1989, Mr. Dal Porto served as Financial Planning Manager and Manager of Property Accounting and Local Taxation at CalComp, a high technology manufacturing company. Mr. Dal Porto holds a B.S. in Economics from the University of California, Los Angeles and a M.B.A. from California State University, Northridge.

      Jack H. Halperin, Esq., 57, has been a director since 1991. Mr. Halperin is a corporate and securities attorney who has been in private practice since 1988. He was a member of Solinger, Grosz & Goldwasser, P.C. from 1981 to 1987 and then a member of Bresler and Bab from 1987 to 1988. He currently serves on the board of directors of Memry Corporation, a publicly held manufacturer of components for medical devices.

PROPOSAL 2

INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR
GRANT UNDER THE I-FLOW CORPORATION 2001 EQUITY INCENTIVE PLAN

      As of April 1, 2004, 2,345,739 shares of our common stock underlying awards have been issued under the 2001 Equity Incentive Plan (the “2001 Plan”). As a result, 654,261 shares of our common stock remain available for future grants of awards pursuant to the 2001 Plan. Because we rely heavily upon equity compensation to recruit, retain, motivate and reward our employees, management, directors and other qualified persons, and to align their interests with the interests of our stockholders, our board of directors unanimously adopted, subject to stockholder approval, an amendment to the 2001 Plan to increase the number of shares available under the plan by 1,750,000. By approving Proposal 2, our stockholders will enable us to continue to use the 2001 Plan for its intended purposes. If our stockholders approve Proposal 2, an additional 1,750,000 shares of our common stock will be reserved for issuance under the 2001 Plan.

Summary of the 2001 Equity Incentive Plan

      The following summary of the 2001 Plan, as proposed to be amended by Proposal 2, is qualified in its entirety by the terms of the I-Flow Corporation 2001 Equity Incentive Plan, a copy of which (as it is proposed to be amended) is attached hereto as Appendix A and is incorporated by reference herein.

      Purpose. The purpose of the 2001 Plan is to promote our and our stockholders’ interests by using investment interests in us to attract, retain and motivate our directors, management, employees and other persons, to encourage and reward their contributions to our performance and to align their interests with the interests of our stockholders.

      Administration, Amendment and Termination. As long as we have a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the administrator of the 2001 Plan will be the compensation committee of our board of directors, which shall be composed solely of two or more “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act who are also “Outside Directors” as defined in the regulations adopted under Section 162(m)

of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The administrator has the power:

•	to select the eligible persons to whom, and the times at which, awards will be granted, the nature of each award and the terms and conditions of each award;

•	to interpret the 2001 Plan and the rights of recipients of awards granted under the 2001 Plan;

•	to discontinue, suspend or amend the 2001 Plan in any manner, subject to stockholder approval only where such approval is required by applicable law, rule or regulation; and

•	to accelerate or extend the vesting or exercise period of any award, and make such other modifications in the terms and conditions of an award as it deems advisable.

      The 2001 Plan, as amended from time to time, shall, in the discretion of the administrator, apply to and govern awards granted under the 2001 Plan prior to the date of such amendment, provided that the consent of an award holder is required if such amendment would alter, terminate, impair or adversely affect an award or cause the award to cease to qualify as an incentive stock option. Awards may be granted under the 2001 Plan until May 17, 2011.

      Securities Subject to the 2001 Equity Incentive Plan. Currently, a total of 3,000,000 shares of our common stock may be issued under the 2001 Plan, subject to adjustment under the 2001 Plan. If our stockholders approve Proposal 2, the number of shares available for grant under the 2001 Plan will increase by 1,750,000 to 4,750,000. If awards granted under the 2001 Plan and securities underlying those awards are subject to the California Corporate Securities Law of 1968, as amended, and the rules of the California Commissioner adopted thereunder (the “California Securities Law”), and (i) the issuance of awards and securities underlying awards is not exempt from qualification under the California Securities Law and is the subject of a qualification permit issued by the California Commissioner or (ii) we rely upon any exemption imposing comparable requirements to those provided by Section 25102(o) of the California Securities Law to exempt the issuance of securities under the plan from qualification under the California Securities Law, then the 2001 Plan is a “California Regulated Plan.” The 2001 Plan is not currently a California Regulated Plan. However, if the 2001 Plan becomes a California Regulated Plan, (i) the total number of shares issuable upon exercise of all outstanding awards under the 2001 Plan or other stock options under other of our plans plus (ii) the total number of shares subject to outstanding awards under any of our stock bonus or similar plans may not exceed the applicable percentage (currently 30%) as calculated in accordance with the conditions and exclusions of Rule 260.140.45 of Title 10 of the Rules of the California Commissioner adopted under the California Corporate Securities Law of 1968, as amended.

      We may issue common stock under the 2001 Plan from:

•	authorized but unissued shares of common stock; or

•	previously issued shares of common stock that we reacquire, including shares purchased on the open market.

      The administrator may appropriately adjust the maximum number and kind of shares subject to the 2001 Plan, the number and kind of shares or other securities subject to the then outstanding awards and the price for each share or other unit of any other securities subject to the then outstanding awards if our common stock is affected by any of the following: merger; consolidation; sale or exchange of assets; recapitalization; reclassification; combination; stock dividend; stock split; reverse stock split; spin-off; or similar transaction.

      For purposes of calculating the aggregate number of shares issued under the 2001 Plan, we will count only the number of shares actually issued upon exercise or settlement of an award and not returned to us upon expiration, termination or cancellation of any awards. If an award holder pays the exercise price or withholding taxes relating to an award with shares of our common stock, or if we withhold shares in satisfaction of the exercise price or withholding taxes payment, then we will reduce the number of shares of common stock available for issuance under the 2001 Plan by the gross number of shares issuable upon exercise of the award, disregarding whether (i) the optionee paid the exercise price or withholding taxes relating to an award with shares of our common stock or (ii) we withheld shares in satisfaction of the exercise price or withholding taxes payment.

      On April 1, 2004, the closing price of our common stock on the Nasdaq National Market was $14.12 per share. As of April 1, 2004, awards covering 2,345,739 shares of our common stock had been granted under the 2001 Plan, consisting of: 100,000 shares subject to options granted to our non-employee directors; 769,012 shares subject to options granted to our executive officers (including two executive officers who are also directors); 1,405,127 shares subject to stock options and restricted stock awards granted to our employees who are not executive officers; and 71,600 shares subject to options granted to consultants.

      Awards Under the 2001 Equity Incentive Plan. We may grant the following types of awards under the 2001 Plan:

• stock options	• stock bonuses
• performance awards	• stock sales
• restricted stock	• phantom stock
• stock appreciation rights	• equivalents
• stock payments	• other stock-based benefits

      Stock options granted under the 2001 Plan may be incentive stock options intended to qualify under the provisions of Section 422 of the Internal Revenue Code or non-qualified stock options that do not so qualify. The aggregate fair market value of stock with respect to which any recipient’s incentive stock options first become exercisable during any calendar year (under all of our plans and those of any subsidiary corporation) may not exceed $100,000 (as determined on the date of grant), and may be further limited by other requirements in the Internal Revenue Code. If this limitation is exceeded, the excess incentive stock options will be treated as non-qualified stock options.

      Eligibility. As of April 1, 2004, 548 persons were eligible for selection to receive awards under the 2001 Plan, consisting of: five non-employee directors; three executive officers (including two executive officers who are also directors); 527 employees who are not executive officers; and 13 of our current consultants.

      Terms and Conditions of General Awards Under the 2001 Equity Incentive Plan. The administrator will select the recipients of awards granted under the 2001 Plan from the pool of eligible persons and will determine the dates, amounts, exercise prices, vesting periods and other relevant terms of the awards. If the 2001 Plan becomes a California Regulated Plan, the terms of any awards granted while the 2001 Plan is a California Regulated Plan must also comply with the California Commissioner’s guidelines for options granted to and shares purchased by employees, directors and consultants, as set forth in the California Securities Laws, unless and to the extent that any such compliance is waived by the California Commissioner.

      Award Pricing. The administrator will determine the exercise or purchase price of awards granted under the 2001 Plan. In addition, the exercise price for an incentive stock option must comply with the provisions of Section 422 of the Internal Revenue Code. Section 422 currently provides that the exercise price must not be less than the fair market value of our common stock on the date of grant and not less than 110% of the fair market value as of the date of grant in the case of a grant to a person owning more than 10% of the total combined voting power of all classes of our stock or of any subsidiary corporation.

      Award Vesting and Term. The administrator will determine the date or dates on which awards granted under the 2001 Plan vest and become exercisable. In addition, the term for an incentive stock option must comply with the provisions of Section 422 of the Internal Revenue Code. Section 422 currently provides that the incentive stock option may not be exercisable after the expiration of 10 years from the date of grant, or five years in the case of an incentive stock option granted to a person owning more than 10% of the total combined voting power of all classes of our stock or of any subsidiary corporation.

      Awards granted under the 2001 Plan may be exercised at any time after they vest and before the expiration date determined by the administrator, provided that an award is generally exercisable following an award holder’s termination of employment or service only to the extent that the award had become exercisable on or before the date of termination. Furthermore, unless there is a specific agreement to the contrary or unless the terms of an option grant provide otherwise, stock options will generally expire and become unexercisable: (i) immediately upon termination of the recipient’s employment or service with us for just cause; (ii) 30 days after termination of the recipient’s employment with us for any reason other than just cause, death, permanent disability or normal retirement; or (iii) six months after termination of the recipient’s employment or service with us due to death, permanent disability or normal retirement. The administrator may accelerate the vesting of any options and may also extend the period following termination of employment or service with us during which options may vest and be exercised.

      Other Award Provisions. The administrator will determine any applicable performance criteria, restrictions or conditions of any award.

      Award Payments. A holder of an award may pay cash or any other consideration deemed acceptable by the administrator to pay the exercise price for the award. We may extend or arrange for the extension of credit to any award holder to finance the award holder’s purchase of shares upon exercise of the holder’s award on terms approved by the administrator, subject to restrictions under applicable laws and regulations, or allow exercise in a broker’s transaction in which the exercise price will not be received until after exercise and subsequent sale of the underlying common stock. The administrator may, in its discretion, allow an award holder to pay the exercise price for an award by delivering shares of our common stock.

      Nonassignability of Awards. Awards are generally not transferable by the recipient during the life of the recipient. Awards are generally exercisable during the life of a recipient only by the recipient.

      Awards Documentation. An agreement duly executed by us and a recipient, or a confirming memorandum issued by us to the recipient, setting forth such terms and conditions applicable to the award, evidence awards granted under the 2001 Plan.

      Rights With Respect to Common Stock. No recipient of an award under the 2001 Plan or other person will have any right, title or interest in or to any shares of common stock subject to any award or any rights as a stockholder unless and until the award is duly exercised pursuant to the terms of the 2001 Plan and the shares of common stock are issued to the recipient upon exercise of the award.

      Plan Provisions Regarding Changes in Control. As of the effective time and date of any change in control, as defined in the 2001 Plan, the 2001 Plan and any of the then outstanding awards, whether or not vested, will automatically terminate unless:

•	provision is made in writing in connection with such transaction for the continuance of the 2001 Plan and for the assumption of such awards, or for the substitution for such awards of new awards covering the securities of a successor entity or an affiliate thereof with appropriate adjustments as to the number and kind of securities and exercise prices, in which event the 2001 Plan and such outstanding awards shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or

•	our board of directors otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then outstanding awards (whether or not vested), including, without limitation, accelerating the vesting of outstanding awards or providing for the cancellation of awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such awards would have been entitled to receive upon consummation of such change in control had such shares been issued and outstanding immediately prior to the effective date and time of the change in control (net of the appropriate option exercise prices).

      If no action is taken with respect to outstanding awards prior to the effective time of any change in control, and, as a result, awards under the plan are set to terminate by reason of the occurrence of a change in control, then any recipient holding outstanding awards shall have the right, immediately prior to the consummation of the change in control, to exercise the recipient’s awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

      Plan Provisions Regarding Section 162(m) of the Internal Revenue Code. In general, Section 162(m) of the Internal Revenue Code imposes a $1,000,000 limit on the amount of compensation that may be deducted by us in any tax year with respect to our Chief Executive Officer and each of our other four most highly compensated officers, including any compensation relating to an award under the 2001 Plan. To prevent compensation relating to an award under the 2001 Plan from being subject to the $1,000,000 limit imposed by Section 162(m) of the Internal Revenue Code, the 2001 Plan provides that no employee shall be granted any awards with respect to more than 750,000 shares of our common stock in any one calendar year or, in the case of a performance award, in excess of $2,000,000 in any one calendar year; provided, however, that this limitation shall not apply if it is not required for the compensation attributable to awards to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code and the regulations thereunder.

      Further, if it is intended that an award qualify as performance-based compensation as described in Section 162(m) of the Internal Revenue Code and the regulations thereunder, and the amount of the compensation an eligible person could receive under the award is based solely on an increase in value of the underlying stock after the date of the grant or award, then the payment of any dividend equivalents related to the award shall not be made contingent on the exercise of the award.

      Finally, if Section 162(m) of the Internal Revenue Code would otherwise apply and if the amount of compensation an eligible person would receive under an award is not based solely on an increase in the value of our underlying common stock after the date of grant or award, the administrator can condition the grant, vesting or exercisability of such an award on the attainment of a pre-established objective performance goal. For this purpose, a pre-established objective performance goal may include one or more of the following performance criteria:

•	cash flow

•	return on equity

•	return on capital

•	income or net income

•	return on operating revenue

•	earnings per share (including earnings before interest, taxes and amortization)

•	total stockholder return

•	return on assets or net assets

•	operating margin

•	any similar performance criteria

Tax Information

      The following summary of certain federal income tax consequences of the receipt and exercise of awards we grant is based upon the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt and exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the 2001 Plan will vary depending upon the specific facts and circumstances involved.

      Incentive Stock Options. Except as discussed below, under federal income tax law, a recipient of an incentive stock option generally will not owe tax on the grant or the exercise of the option if the recipient exercises the option while the recipient is our employee (or an employee of any parent or subsidiary corporation) or within three months following termination of the recipient’s employment (or within one year, if termination was due to a permanent and total disability).

      If the recipient of the incentive stock option sells the shares acquired upon the exercise of the option at any time within one year after the date we issue the shares to the recipient or within two years after the date we grant the incentive stock option to the recipient, then:

•	if the recipient’s sales price exceeds the purchase price paid for the shares upon exercise of the incentive stock option, the recipient will recognize capital gain equal to the excess, if any, of the sales price over the fair market value of the shares on the date of exercise, and will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the shares on the date of exercise over the purchase price paid for the shares upon exercise of the incentive stock option; or

•	if the recipient’s sales price is less than the purchase price paid for the shares upon exercise of the incentive stock option, the recipient will recognize a capital loss equal to the excess of the purchase price paid for the shares upon exercise of the incentive stock option over the sales price of the shares.

      If the recipient sells shares acquired upon exercise of an incentive stock option at any time after the recipient has held the shares for at least one year after the date we issue the shares to the recipient pursuant to the recipient’s exercise of the incentive stock option and at least two years after the date we grant the recipient the incentive stock option, then the recipient will recognize capital gain or loss equal to the difference between the sales price and the purchase price paid for the shares upon exercise of the incentive stock option.

      The amount by which the fair market value of shares the recipient acquires upon exercise of an incentive stock option (determined as of the date of exercise) exceeds the purchase price paid for the shares upon exercise of the incentive stock option will be included as a positive adjustment in the calculation of the recipient’s “alternative minimum taxable income” in the year of exercise.

      In the case of an early disposition of shares by a recipient that results in the recognition of ordinary income, we will be entitled to a deduction equal to the amount of such ordinary income. If the recipient holds the shares for the requisite period described above and therefore solely recognizes capital gain upon the sale of such shares, we are not entitled to any deduction.

      Non-qualified Stock Options. Our grant of a non-qualified stock option to a recipient is generally not a taxable event for the recipient. Upon the exercise of a non-qualified stock option, the recipient will generally recognize ordinary income equal to the excess of the fair market value of the shares the recipient acquires upon exercise (determined as of the date of exercise) over the purchase price paid for the shares upon exercise of the non-qualified stock option. We generally will be entitled to deduct as a compensation expense the amount of such ordinary income. Provided the shares are held as a capital asset, the recipient’s subsequent sale of the shares generally will give rise to capital gain or loss equal to the difference between the sale price and the sum of the purchase price paid for the shares plus the ordinary income recognized with respect to the shares, and such capital gain or loss will be taxable as long term or short term capital gain or loss depending upon the recipient’s holding period after exercise.

      Stock Appreciation Rights and Phantom Stock. Generally, the holder of a stock appreciation right or phantom stock award will recognize ordinary income equal to the value we pay (wither in cash, stock or a combination thereof) under either arrangement on the date the holder receives payment. If we place a limit on the amount that will be payable under a stock appreciation right, the holder may recognize ordinary income equal to the value of the holder’s right under the stock appreciation right at the time the value of such right equals such limit and the stock appreciation right is exercisable. We will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the holder.

      Stock Purchase Rights—Restricted Stock. Under the 2001 Plan, we are authorized to grant rights to purchase our restricted common stock subject to a right to repurchase such stock at the price paid by the participant if the participant’s employment or service relationship with us terminates prior to the lapse of such repurchase right. In general, there will be no tax consequences to a participant upon the grant of a right to purchase such restricted stock or upon purchase of such restricted stock. Instead, the participant will be taxed at ordinary income rates at the time our repurchase rights expire or are removed on an amount equal to the excess of the fair market value of the stock at that time over the amount the participant paid to acquire such stock. A participant who acquires restricted stock, however, may make an election under Section 83(b) of the Internal Revenue Code with respect to such stock. If such an election is made within 30 days after the participant’s acquisition of the stock, the participant is taxed at ordinary income rates in the year in which the participant acquires the restricted stock. The ordinary income the participant must recognize is equal to the excess of the fair market value of the stock at the time of the participant’s acquisition of the stock (determined without regard to the restrictions) over the amount that the participant paid to acquire such stock. If a participant makes a timely election under Section 83(b) of the Internal Revenue Code with respect to restricted stock, the participant generally will not be required to report any additional income with respect to such restricted stock until he or she disposes of such stock, at which time he or she will generally recognize capital gain or loss (provided the shares are held as a capital asset) equal to the difference between the sales price and the fair market value of the stock at the time of the participant’s acquisition of the stock (determined without regard to the restrictions). In the event that a participant forfeits restricted stock (as a result of a repurchase) with respect to which an election under Section 83(b) of the Internal Revenue Code has been made, the participant ordinarily will not be entitled to recognize any loss for federal income tax purposes (except to the extent the amount realized by the participant at the time of such forfeiture is less than the participant’s purchase price for such stock). We generally will be entitled to a deduction equal to the amount of ordinary income (if any) recognized by a participant.

      Other Awards. In addition to the types of awards described above, the 2001 Plan authorizes certain other awards that may include payments in cash, our common stock or a combination of cash and common stock. The tax consequences of such awards will depend upon the specific terms of such awards. Generally, a participant who receives an award payable in cash will recognize ordinary income, and we will be entitled to a deduction, with respect to such award at the earliest time at which the participant has an unrestricted right to receive the amount of the cash payment. In general, the sale or grant of stock to a participant under the 2001 Plan will be a taxable event at the time of the sale or grant if such stock at that time is not subject to a substantial risk of forfeiture or is transferable within the meaning of Section 83 of the Internal Revenue Code in the hands of the participant. For such purposes, stock is ordinarily considered to be transferable if it can be transferred to another person who takes the stock free of any substantial risk of forfeiture. In such case, the participant will recognize ordinary income, and we will be entitled to a deduction, equal to the excess of the fair market value of such stock on the date of the sale or grant over the amount, if any, that the participant paid for such stock. Stock that at the time of receipt by a participant is subject to restrictions that constitute a substantial risk of forfeiture and that is not transferable within the meaning of Section 83 of the Internal Revenue Code generally will be taxed under the rules applicable to restricted stock as described above.

      Withholding. In the event that an optionee or other recipient of an award under the 2001 Plan is our employee, we generally will be required to withhold applicable federal income taxes with respect to any ordinary income recognized by such optionee or other award recipient in connection with stock options or other awards under the 2001 Plan.

      Certain Additional Rules Applicable to Awards. The terms of awards granted under the 2001 Plan may provide for accelerated vesting in connection with a change in control. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute “excess parachute payments” under the “golden parachute” provisions of the Internal Revenue Code. Under these provisions, a participant will be subject to a 20% excise tax on any “excess parachute payments” and we will be denied any deduction with respect to such payment.

      We generally are entitled to a deduction equal to the ordinary income recognized by a recipient in connection with an award. However, our deduction (including the deduction related to ordinary income recognized by a recipient) for compensation paid to our Chief Executive Officer and each of our other four most highly compensated officers may be limited to $1,000,000 per person annually. Depending upon the nature of the award, all or a portion of the ordinary income attributable to certain awards granted under the 2001 Plan may be included in the compensation subject to such deduction limitation.

Participation in the 2001 Plan; Interest of Certain Persons in Matters to be Acted Upon

      The administrator has the discretion to determine which eligible persons will receive awards under the 2001 Plan. If our stockholders approve Proposal 2, 1,750,000 additional shares of our common stock will be available for grant under awards to eligible persons under the 2001 Plan. The amount and timing of such awards are not determinable at this time. Future participation in the 2001 Plan by executive officers, directors and other employees and consultants is not determinable, nor can it be determined what additional benefits would have been received by or allocated to executive officers, directors or other employees consultants had there been 1,750,000 additional shares reserved for issuance under the 2001 Plan during the fiscal year ended December 31, 2003.

Vote Required and Board Recommendation

      For Proposal 2 to be approved, it must receive the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting. Our board of directors recommends that you vote FOR Proposal 2.

EQUITY COMPENSATION PLAN INFORMATION

      The following table provides information as of December 31, 2003 with respect to shares of our common stock that may be issued under our equity compensation plans.

	(a)	(b)	(c)
Number of securities
remaining available for
	Number of securities		future issuance under
	to be issued upon	Weighted-average	equity compensation
	exercise of	exercise price of	plans (excluding
	outstanding options,	outstanding options,	securities reflected
Plan Category	warrants and rights	warrants and rights	in column (a))

Equity compensation plans approved by security holders	3,202,412 (1)	$2.77	1,667,743	(2)(3)
Equity compensation plans not approved by security holders	100,000 (4)	$2.89 (5)	167,000	(6)

(1)	Includes outstanding options to purchase shares of our common stock under: (a) the 1987-1988 Incentive Stock Option Plan and Non-Statutory Stock Option Plan; (b) the 1992 Non-Employee Director Stock Option Plan; (c) the 1996 Stock Incentive Plan; and the I-Flow Corporation 2001 Equity Incentive Plan. As of March 15, 2004, there were 3,991,411 shares of our common stock issuable upon the exercise of outstanding stock options.

(2)	All shares of common stock remaining available for future issuance are under the I-Flow Corporation 2001 Equity Incentive Plan.

(3)	If our stockholders approve Proposal 2, the number of shares available under the I-Flow Corporation 2001 Equity Incentive Plan will be increased by 1,750,000.

(4)	Includes: (a) outstanding options to purchase shares of our common stock under the I-Flow Corporation Stock Option Agreement with Orlando Rodrigues; (b) shares of restricted stock issued under the I-Flow Corporation 2001 Restricted Stock Plan (the “2001 Restricted Stock Plan”); and (c) shares of restricted stock issued under the I-Flow Corporation 2003 Restricted Stock Plan (the “2003 Restricted Stock Plan”).

(5)	Exercise price of outstanding options under the I-Flow Corporation Stock Option Agreement with Orlando Rodrigues.

(6)	Shares available for future issuance under the 2003 Restricted Stock Plan. The 2001 Restricted Stock Plan has been terminated, and, thus, no further shares of restricted stock may be issued under such plan.

     Material Features of Non-Stockholder Approved Plans

          2003 Restricted Stock Plan

      In May 2003, our board of directors approved a restricted stock plan (the “2003 Restricted Stock Plan”) pursuant to which our employees may be offered the opportunity to acquire shares of our common stock. The term of the plan is 10 years. The plan provides for the issuance of up to 250,000 shares. The plan provides that we may, from time to time, grant shares of restricted stock to our employees or employees of one of our subsidiaries. Officers and employee-directors are not eligible to receive grants under the plan. The plan, and offers and sales of securities under the plan, are intended to meet the requirements of, and qualify under, Rule 506 promulgated under the Securities Act of 1933, as amended. Upon delivery of shares of restricted stock, the recipient generally has, subject to the restrictions contained in his or her award agreement, all rights of a stockholder, including the right to vote and receive dividends, if any. Shares granted under the plan generally vest over a period of three years subject to accelerated vesting based upon the achievement of individual performance goals. We have the right to repurchase shares if an employee’s employment is terminated in some circumstances. Shares of restricted stock may not be transferred unless and until the shares have been issued and all restrictions on the shares have lapsed, and such transfer is otherwise in compliance with federal and state securities laws.

          2001 Restricted Stock Plan

      In December 2001, our board of directors approved a restricted stock plan (the “2001 Restricted Stock Plan”) the terms of which are substantially similar to the terms of the 2003 Restricted Stock Plan. A total of 125,000 shares were authorized for issuance under the plan. In 2003, our board of directors decided to terminate all future grants under the 2001 Restricted Stock Plan.

          I-Flow Corporation Stock Option Agreement with Orlando Rodrigues

      In February 2002, our board of directors entered into a stock option agreement with Orlando Rodrigues to induce Mr. Rodrigues to become our employee. Pursuant to the stock option agreement, we granted Mr. Rodrigues options to purchase up to 40,000 shares of our common stock at an exercise price of $2.89 per share. Twenty percent of the options vested on the first anniversary of the date of grant. The remaining options vest ratably on a daily basis until all of the options are vested. The options expire on the fifth anniversary of the date of grant.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

      The audit committee of our board of directors has selected Deloitte & Touche LLP to serve as our independent auditor for the fiscal year ending December 31, 2004. Deloitte & Touche LLP has served as our auditor since 1987. Representatives of Deloitte & Touche LLP are expected to be at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Reasons for the Proposal

      Selection of our independent auditor is not required to be submitted for stockholder approval. Nonetheless, the audit committee of our board of directors is seeking ratification of its selection of Deloitte & Touche LLP from our stockholders as a matter of further involving our stockholders in our corporate affairs. If the stockholders do not ratify this selection, the audit committee of the board of directors will reconsider its selection of Deloitte & Touche LLP and will either continue to retain this firm or appoint a new independent auditor. Even if the selection is ratified, the audit committee of our board of directors, in its sole discretion, may appoint a different independent auditor at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

Vote Required and Board Recommendation

      For Proposal 3 to be approved, it must receive the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting. Our board of directors recommends that you vote FOR Proposal 3.

AUDIT FEES

      The following table presents the aggregate fees billed by Deloitte & Touche LLP for services provided during 2002 and 2003:

	2002	2003

Audit Fees	$167,550	$190,813
Audit Related Fees	6,500	9,500
Tax Fees	—	—
All Other Fees	—	—

Total	$174,050	$200,313

      Audit Fees. The fees identified under this caption were for professional services rendered by Deloitte & Touche LLP for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q. The amounts also include fees for services that are normally provided by the auditor in connection with statutory and regulatory filings and engagements for the years identified, including $10,750 in connection with filing one registration statement on Form S-3 during 2003 and $2,500 in connection with filing one registration statement on Form S-8 during 2002.

      Audit-Related Fees. The fees identified under this caption were for assurance and related services that were related to the performance of the audit or review of our financial statements and were not reported under the caption “Audit Fees.” Audit-related fees consisted primarily of fees paid for accounting and auditing consultation services and fees for services related to Sarbanes-Oxley readiness.

      Approval Policy. All engagements of the independent auditor in 2003 were pre-approved by the audit committee. In 2004, the audit committee adopted policies and procedures relating to the approval of all services that are to be performed by our independent auditor. The pre-approval policy generally provides that we will not engage our independent auditor to render any services unless the service is specifically approved in advance by the audit committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

      From time to time, the audit committee may pre-approve specified types of services that we expect our independent auditor to provide during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount. The audit committee may delegate to a subcommittee of the audit committee the authority to approve any services to be provided to us by our independent auditor. Any approval of services by a member of the audit committee pursuant to this delegated authority is reported on at the next meeting of the audit committee.

BOARD COMMITTEES, MEETINGS AND RELATED MATTERS

      During our fiscal year ended December 31, 2003, our board of directors met six times, one of which meetings was telephonic. All directors attended at least 75% of the total board meetings and the meetings of the committees on which they served.

Director Independence

      Our board of directors has determined that Dr. Abeles, Mr. Halperin, Mr. Kanter, Mr. Loudon and Dr. Tai are “independent” within the meaning of Nasdaq Marketplace Rule 4200(a)(15) as adopted by the Nasdaq Stock Market, Inc. (“Nasdaq”) and the rules and regulations adopted by the Securities and Exchange Commission (“SEC”). Neither Mr. Earhart nor Mr. Dal Porto were deemed to be “independent” because each is an executive officer.

Committees of the Board of Directors

      Our board of directors has three standing committees: an audit committee; a compensation committee; and a corporate governance and nominating committee. As discussed above, all committee members have been determined by our board of directors to be “independent.” The committees operate under written charters that are available for viewing by accessing our website at www.iflo.com, then “Investor Relations,” then “Corporate Governance.”

      Audit Committee. It is the responsibility of the audit committee to oversee our accounting and financial reporting processes and the audits of our financial statements. In addition, the audit committee assists the board of directors in its oversight of our compliance with legal and regulatory requirements. The specific duties of the audit committee include: monitoring the integrity of our financial process and systems of internal controls regarding finance, accounting and legal compliance; selecting our independent auditor; monitoring the independence and performance of our independent auditor; and providing an avenue of communication among the independent auditor, our management and our board of directors. The audit committee has the authority to conduct any investigation that it deems appropriate to fulfill its responsibilities, and it has direct access to all of our employees and to the independent auditor. The audit committee also has the ability to retain, at our expense and without further approval of the board of directors, special legal, accounting or other consultants or experts as it deems necessary in the performance of its duties.

      The audit committee met nine times during 2003, and otherwise accomplished its business without formal meetings. The members of the audit committee are Dr. Abeles, Mr. Halperin and Mr. Kanter. Mr. Kanter is the chairman of the audit committee. Our board of directors has determined that each of Dr. Abeles, Mr. Halperin and Mr. Kanter is “independent” within the meaning of the enhanced director independence standards contained in Nasdaq Marketplace Rule 4350(d) that relate specifically to members of audit committees. Our board of directors has also determined that Mr. Halperin and Mr. Kanter each qualify as our “audit committee financial expert,” as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. A copy of the audit committee’s current charter is attached to this proxy statement as Appendix B. The “Report of the Audit Committee” is included in this proxy statement beginning at page 16.

      Compensation Committee. It is the responsibility of the compensation committee to assist the board of directors to discharge the board of director’s responsibilities regarding the compensation of our employees and directors. The specific duties of the compensation committee include: making recommendations to the board of directors regarding the corporate goals and objectives relevant to executive compensation; evaluating our executive officers’ performance in light of such goals and objectives; recommending compensation levels to the board of directors based upon such evaluations; administering our incentive compensation plans, including our equity-based incentive plans; and making recommendations to the board of directors regarding our overall compensation structure, policies and programs.

      The compensation committee met three times during 2003, and otherwise accomplished its business without formal meetings. The members of the compensation committee are Mr. Halperin, Mr. Loudon and

Dr. Tai. Dr. Tai is the chairman of the compensation committee. The “Report of the Compensation Committee” is included in this proxy statement beginning at page 16.

      Corporate Governance and Nominating Committee. It is the responsibility of the corporate governance and nominating committee to assist the board of directors to identify qualified individuals to become board members, to determine the composition of the board of directors and its committees and to monitor and assess the effectiveness of the board of directors and its committees. The specific duties of the corporate governance and nominating committee include: identifying, screening and recommending to the board of directors candidates for election to the board of directors; reviewing director candidates recommended by our stockholders; assisting in attracting qualified director candidates to serve on the board of directors; monitoring the independence of current directors and nominees; and monitoring and assessing the relationship between the board of directors and management with respect to the board’s ability to function independently of management. Our board of directors established the corporate governance and nominating committee in 2004. Each of our non-employee directors (Dr. Abeles, Mr. Halperin, Mr. Kanter, Mr. Loudon and Dr. Tai) is a member of the corporate governance and nominating committee. Mr. Halperin is the chairman of the corporate governance and nominating committee.

      Meetings of Non-Management Directors. The non-management members of the board of directors regularly meet without any members of management present during scheduled executive sessions of meetings of the board of directors.

Code of Conduct

      We have adopted a code of conduct that describes the ethical and legal responsibilities of all of our employees and, to the extent applicable, members of our board of directors. This code includes (but is not limited to) the requirements of the Sarbanes-Oxley Act of 2002 pertaining to codes of ethics for chief executives and senior financial and accounting officers. Our board of directors has reviewed and approved this code. Our employees agree in writing to comply with the code at commencement of employment and periodically thereafter. Our employees are encouraged to report suspected violations of the code through various means, including through the use of an anonymous toll-free telephone hotline. Our code of conduct can be viewed on our website by accessing www.iflo.com, then “Investor Relations,” then “Corporate Governance,” then “Code of Conduct and Ethics Policy.” If we make substantive amendments to the code or grant any waiver, including any implicit waiver, to our principal executive, financial or accounting officer, or persons performing similar functions, we will disclose the nature of such amendment or waiver on our website and/or in a report on Form 8-K in accordance with applicable rules and regulations.

Communications With the Board of Directors

      Our stockholders may communicate with our board of directors, a committee of the board of directors or a director by sending a letter addressed to the board of directors, a committee or a director c/o Corporate Secretary, I-Flow Corporation, 20202 Windrow Drive, Lake Forest, California 92630. All communications will be compiled by the corporate Secretary and forwarded to the board of directors, the committee or the director accordingly.

Director Nominations

      The corporate governance and nominating committee regularly assesses the appropriate size of the board of directors, and whether any vacancies on the board of directors are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the committee utilizes a variety of methods for identifying and evaluating director candidates. Candidates may come to the attention of the committee through current directors, professional search firms, stockholders or other persons. Once the committee has identified a prospective nominee, the committee will evaluate the prospective nominee in the context of the then current constitution of the board of directors and will consider a variety of other factors, including the prospective nominee’s business, finance and financial reporting experience, and attributes that would be expected to contribute to an effective board of directors. The committee seeks to identify nominees who possess a wide range of experience, skills, areas of expertise, knowledge and business judgment. Successful nominees must have a history of superior performance or accomplishments in their professional undertakings and should have the highest personal and professional ethics and values. The committee does not evaluate stockholder nominees differently than any other nominee.

      Pursuant to procedures set forth in our bylaws, our corporate governance and nominating committee will consider stockholder nominations for directors if we receive timely written notice, in proper form, of the intent to make a nomination at a meeting of stockholders. To be timely, the notice must be received within the time frame identified in our bylaws, a discussion of which appears below on page 25 under the heading “Stockholder Proposals.” To be in proper form, the notice must, among other matters, include each nominee’s written consent to serve as a director if elected, a description of all arrangements or understandings between the nominating stockholder and each nominee and information about the nominating stockholder and each nominee. These requirements are detailed in our bylaws, which were attached as an exhibit to our Current Report on Form 8-K filed on August 3, 2001. A copy of our bylaws will be provided upon written request to our corporate Secretary.

Director Attendance at Annual Meetings

      Our board of directors has adopted a policy that encourages our directors to attend our annual stockholder meetings. The 2003 annual meeting of stockholders was attended by all of our incumbent directors.

Director Compensation

      We compensate our non-employee directors for attending meetings of the board of directors and we reimburse all directors for expenses incurred in traveling to board meetings. Each non-employee director receives $1,000 for each meeting attended in person and $500 for each meeting attended telephonically. Beginning in the fourth quarter of 2003, members of the audit committee and compensation committee receive $1,000 for each committee meeting attended in person and $500 for each committee meeting attended telephonically, but only if such committee meeting is not held within 24 hours of a regularly scheduled meeting of the board of directors. In addition, we pay each non-employee director a quarterly retainer. Each non-employee director received a quarterly retainer of $1,500 for each of the first three quarters of 2003. Beginning in the fourth quarter of 2003, the quarterly retainer was increased to $4,000. In 2003, Dr. Abeles, Mr. Halperin, Mr. Kanter, Mr. Loudon and Dr. Tai were non-employee directors. The total amount of fees paid to non-employee directors in 2003 was $69,986.

      Directors are also eligible to receive stock options and other stock-based awards pursuant to the I-Flow Corporation 2001 Equity Incentive Plan. Following the approval of proposals considered at the 2002 Annual Meeting of Stockholders, the board of directors terminated the 1992 Non-Employee Director Stock Option Plan (the “1992 Director Plan”), and instead of the pre-determined annual grants under the 1992 Director Plan, each non-employee director is now eligible to receive grants of stock options and other stock-based awards at the discretion of the compensation committee. During 2003, 50,000 options were granted to non-employee directors under the 2001 Plan.

Report of the Audit Committee

      The audit committee of the board of directors has reviewed and discussed the audited financial statements with management and has discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors the independent auditor’s independence. Based upon the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Joel S. Kanter, Chairman
Jack H. Halperin
John H. Abeles, M.D.

Report of the Compensation Committee

      This report is being included pursuant to the Securities and Exchange Commission rules designed to enhance disclosure of public companies’ executive compensation policies. This report addresses our compensation policies for fiscal year 2003 as they pertained to our Chief Executive Officer and our other named executive officers in this proxy statement.

      Compensation Philosophy. Our executive compensation program is designed to provide competitive levels of base compensation in order to attract, retain and motivate high quality employees, to tie individual total compensation to individual performance and our success and to align the interests of our executive officers with those of our stockholders. In 2003, our executive compensation program primarily consisted of base salary plus the opportunity for performance-based annual cash bonuses and stock option grants.

      Executive Compensation Components. The compensation committee attempts to set base salary for our executive officers at levels that are competitive with compensation paid to top executives of similarly situated companies, and not significantly below cash compensation available to our key executives through alternative employment. However, because of our current and historical need to conserve our cash resources, a significant portion of the rewards for individual performance and our success has generally taken the form of stock-based awards. Additionally, in accordance with our compensation philosophy that total compensation should vary with our performance, a large part of each executive officer’s potential total compensation is dependent upon our performance as measured through our performance-based compensation program as described below.

      We have a short-term incentive plan in which executive officers participated in fiscal year 2003, the Corporate Officer Incentive Plan (the “COIP”). The COIP focuses participants (those individuals holding the offices of Chief Executive Officer, Chief Operating Officer and Chief Financial Officer) on achieving key financial and strategic objectives that are expected to lead to the creation of value for our stockholders and to provide participants the opportunity to earn cash bonuses and stock option awards commensurate with performance. The COIP establishes predetermined performance goals and target awards on an annual basis. Actual performance compared to these goals determines the percentage used to calculate the bonus pool for cash bonuses and stock option grants at the end of the year. The COIP is annually reviewed and approved early in the fiscal year by the compensation committee and the board of directors. In determining the allocation of awards from the bonus pool to individual executive officers, the compensation committee focused on our performance and the contributions made by our executive officers to that performance. The compensation committee believes that such a retrospective analysis is most appropriate and practicable for an enterprise like ours, which experiences numerous changes and operates in an uncertain environment and without the same types of standard measures of performance that are available to more seasoned companies.

      The compensation committee also administers the I-Flow Corporation 2001 Equity Incentive Plan, pursuant to which we may grant various stock-based awards, which is intended to compensate our personnel and to align the interests of the recipients with those of our stockholders. To date, only stock options have been granted to executive officers under the plan. Because we desire to conserve cash, the compensation committee has used stock options to reward executives for individual performance and our success and to provide incentives for pursuit of our goals. The compensation committee believes that these grants serve two purposes. First, they help to make up for any discrepancy between the cash compensation we pay and salaries and bonuses available from other employers which could compete for the services of our executives. Second, the option grants are intended to give each executive officer a meaningful stake in our long-term performance, with any ultimate realization of significant value from those options being commensurate with returns on investments in our stock.

      Chief Executive Officer Compensation. We face significant challenges in the coming years and will rely heavily upon our Chief Executive Officer for leadership, strategic direction and operational effectiveness. Our long-term goals include expanding our sales capabilities and increasing the awareness of our products, educating surgeons and patients to increase the use of our products and building a strong organization to support our anticipated growth. Our Chief Executive Officer will have ultimate responsibility for these goals as part of maximizing stockholders’ returns on their investments, and the compensation committee believes that our stockholders are best served if our Chief Executive Officer has significant incentives to meet these expectations.

COMPENSATION COMMITTEE

Henry T. Tai, Ph.D., M.D., Chairman
Erik H. Loudon
Jack H. Halperin, Esq.

Compensation Committee Interlocks and Insider Participation

      During fiscal year 2003, Dr. Tai served as our corporate Secretary and was a member of our compensation committee. We did not pay Dr. Tai any fees or other compensation for his service as our corporate Secretary. In February 2004, our board of directors appointed Mr. Dal Porto to serve as our corporate Secretary.

Indebtedness of Management

      In June 2001, we loaned Mr. Earhart $150,000 for personal use. The unsecured promissory note, which has not been amended at any time, bears interest at 5.58% per annum and is required to be repaid in full by June 2011. Payments are made by Mr. Earhart through bi-weekly payroll deductions. As of March 31, 2004, the outstanding amount of the note was approximately $116,000.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

      The following table sets forth the compensation paid for the last three fiscal years to our Chief Executive Officer and all other executive officers other than our Chief Executive Officer who were serving as our executive officers at the end of the fiscal year ended December 31, 2003 and whose total annual salary and bonus for that fiscal year exceeded $100,000 (collectively, the “named executive officers”).

				Long-Term
				Compensation -
				Awards -
		Annual Compensation		Securities
				Underlying	All Other
Name and Principal Position	Year	Salary($)	Bonus($)(1)	Options(2)	Compensation($)(3)

Donald M. Earhart(4)	2003	$355,626	$300,000	284,723	$19,182
Chairman, President and	2002	332,640	0	0	19,308
Chief Executive Officer	2001	329,151	100,000	174,291	17,706

James J. Dal Porto(4)	2003	231,570	255,000	106,250	4,813
Executive Vice President and	2002	194,040	0	0	4,619
Chief Operating Officer	2001	192,005	75,000	114,170	4,459

James R. Talevich(4)	2003	156,287	60,000	56,076	2,270
Treasurer and	2002	147,000	0	0	2,107
Chief Financial Officer	2001	146,192	21,000	33,502	1,887

(1)	Cash bonuses shown for each year represent amounts earned for such year but paid in the subsequent year.

(2)	Unless stated otherwise, the option awards shown for each year were earned in that year and formally granted in the subsequent year. The 2003 option award to Mr. Earhart included options to purchase 34,723 shares pursuant to a deferred compensation program under which stock options are received in lieu of a portion of the cash bonus awarded in the fiscal year. The deferred cash bonus amount of $400,000 will be paid by us only upon the exercise of the related stock option to purchase 34,723 shares of our common stock. The 2001 option award to Mr. Earhart included options to purchase 24,291 shares representing a deferred cash bonus of $60,000. The 2003 option award to Mr. Dal Porto included options to purchase 6,250 shares representing a deferred cash bonus of $72,000. The 2001 option award to Mr. Dal Porto included options to purchase 14,170 shares representing a deferred cash bonus of $35,000. The 2003 option award to Mr. Talevich included options to purchase 6,076 shares representing a deferred cash bonus of $70,000. The 2001 option award to Mr. Talevich included options to purchase 8,502 shares representing a deferred cash bonus of $21,000.

(3)	The amounts shown for Mr. Earhart in 2003, 2002 and 2001 represent our matching contributions to the I-Flow Corporation Retirement Savings Plan of $3,943, $3,428 and $2,946, respectively, and term life insurance premiums paid of $15,239, $15,880 and $14,760, respectively. The amounts shown for Mr. Dal Porto in 2003, 2002 and 2001 represent our matching contributions to the I-Flow Corporation Retirement Savings Plan of $2,523, $2,329 and $2,169, respectively, and term life insurance premiums paid of $2,290, $2,290 and $2,290, respectively. The amounts shown for Mr. Talevich in 2003, 2002 and 2001 represent our matching contributions to the I-Flow Corporation Retirement Savings Plan.

(4)	The terms and conditions of employment of Mr. Earhart, Mr. Dal Porto and Mr. Talevich are contained in employment agreements they have with us which are described under the caption “Employment and Change in Control Agreements” beginning on page 19.

Option Grants In Last Fiscal Year

      As discussed above under the heading “Report of the Compensation Committee,” the board of directors reviews and approves executive officer bonuses, including option grants, after the completion of each fiscal year. In connection with its review of our performance in 2002, the compensation committee and the board of directors determined not to grant any options to our executive officers. Accordingly, we did not grant any options to our executive officers in 2003. As reflected in the Summary Compensation Table above, the compensation committee granted options to our executive officers for our performance in 2003, but such options were actually granted in 2004.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values

      The following table sets forth the number of shares acquired on exercise of stock options and the aggregate gains realized on exercise during the fiscal year ended December 31, 2003 by the named executive officers. The table also sets forth the number of shares covered by exercisable and unexercisable options held by such executives on December 31, 2003, and the aggregate gains that would have been realized had these options been exercised on that date, even though the exercisable options were not exercised and the unexercisable options could not have been exercised.

			Number of
			Securities Underlying		Value Of The Unexercised
	Shares		Unexercised Options At		In-the-Money Options At
	Acquired	Value	Fiscal Year End(#)		Fiscal Year End($)(1)
	On Exercise	Realized
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Donald M. Earhart	80,000	$697,600	1,084,750	249,705	$12,739,645	$2,949,259
James J. Dal Porto	51,454	392,295	210,718	149,574	2,418,356	1,781,019
James R. Talevich	90,540	918,158	2,882	84,612	32,646	1,007,038

(1)	Value of unexercised in-the-money options is based upon the Nasdaq last sale price on December 31, 2003 of $13.92 per share.

Employment and Change in Control Agreements

Employment Agreements

      Donald M. Earhart. Mr. Earhart joined us as President and Chief Operating Officer in June 1990 and has been our Chief Executive Officer since July 1990. Upon the commencement of his employment, we entered into a written employment agreement with Mr. Earhart, which agreement was subsequently amended in June 2001. The employment agreement, as amended, is renewable annually at the discretion of the board of directors. Pursuant to the amended employment agreement, Mr. Earhart receives a minimum base salary, which is subject to adjustment upward by the board of directors and which may not be reduced once it is increased, plus a bonus to be determined annually by the board of directors based upon attainment of goals set by the board. Mr. Earhart also receives other benefits, such as insurance coverage, an automobile allowance and paid vacation. We provide Mr. Earhart with a life insurance policy providing coverage equal to at least two times his annual base salary. Mr. Earhart’s employment agreement also provides for a severance payment if he is terminated without cause or if he resigns because his job location is transferred without his consent. The severance payment includes a cash payment equal to three times the sum of (i) his annual salary in effect at the time of termination plus (ii) an amount equal to the average annual bonus earned in the previous three full fiscal years. In addition, he is entitled to receive any bonus, or pro rata portion thereof, earned for the fiscal year in which he is terminated, together with any and all deferred and unpaid bonus amounts earned by Mr. Earhart prior to his termination. Lastly, all options granted to Mr. Earhart prior to any termination without cause remain exercisable for the remainder of their term, and he is entitled to receive three years of continued participation in the our group medical insurance programs unless he obtains coverage through another employer. Mr. Earhart’s employment agreement also provides that he is entitled to receive such additional severance payments for which he would qualify under the terms of his change in control agreement, which is discussed below.

      James J. Dal Porto. In June 2001, Mr. Dal Porto entered into an amended and restated employment agreement. The employment agreement provides for an initial base salary of $194,040, subject to adjustment upward by the board of directors, plus a bonus to be determined in accordance with the terms of each year’s management bonus program as reasonably determined by the board of directors. Mr. Dal Porto also receives other benefits, such as insurance coverage, an automobile allowance and paid vacation. We provide Mr. Dal Porto with a life insurance policy providing coverage equal to at least two times his annual base salary. Mr. Dal Porto’s employment agreement also provides that he is entitled to a severance payment if he is terminated without cause or if he resigns his employment because his job location is transferred without his prior consent. The severance payment is a cash payment equal to two times the sum of (i) his annual salary plus (ii) an amount equal to the average annual bonus earned by Mr. Dal Porto in the previous three full fiscal years. He is also entitled to receive any bonus, or relevant portion thereof, earned for the fiscal year in which he is terminated. Upon a qualifying termination, Mr. Dal Porto’s unvested and outstanding stock options immediately become fully vested and exercisable for their remaining term. He is entitled to receive two years of continued participation in our group medical insurance programs, unless he obtains coverage through another employer. Mr. Dal Porto’s employment agreement also provides that he is entitled to receive such additional severance payments for which he would qualify under the terms of his change in control agreement, which is discussed below.

      James R. Talevich. James Talevich joined us in August 2000 as our Chief Financial Officer. Mr. Talevich entered into a written employment agreement that provides that he is entitled to a severance payment if he is terminated without cause, or if he resigns after being asked to accept a significant change in job responsibility that is clearly a demotion, to relocate in order to remain employed or to accept a reduction in salary or benefits. The amount of his severance payment is equal to six months of his base annual salary plus immediate vesting of all stock options granted up to the time of termination of his employment, with the exercise period for such options being no less than one year from the date of his termination. Amounts payable to Mr. Talevich upon a change in control are generally governed by his change in control agreement, which is discussed below.

     Change In Control Agreements

      Donald M. Earhart. In June 2001, Mr. Earhart entered into a change in control agreement that provides for the payment of severance benefits in the event that his employment is terminated in connection with a change in control. The severance benefits are payable if his employment with us is terminated within 90 days prior to or three years following a change of control, unless Mr. Earhart is terminated for cause or the termination is the result of Mr. Earhart’s voluntary resignation (which does not include resignations resulting from a material adverse change in responsibilities, status, compensation, authority or location of workplace) or his death or disability.

      Mr. Earhart’s severance benefits generally consist of a lump sum cash payment equal to three times the sum of (i) his annual base salary in effect at the time of termination plus (ii) an amount equal to the average annual bonus earned in the three previous full fiscal years. He is also entitled to receive any bonus, or pro rata portion thereof, earned for the fiscal year in which he is terminated, and coverage for three years under our group medical insurance programs unless he obtains coverage through another employer. In addition, Mr. Earhart’s change in control agreement provides that an additional payment will be made to him if he is required to pay excise taxes in connection with his receipt of the foregoing benefits, such that the net amount received by Mr. Earhart shall be equal to the total payments he would have received had the tax not been incurred by him. The severance payment to Mr. Earhart under the change in control agreement is in lieu of any severance payments that he might otherwise receive from the us in the event of a change in control; provided, however, that if Mr. Earhart is terminated within 90 days prior to or three years after a change in control as a result of a disability, then Mr. Earhart’s benefits will be governed by his employment agreement.

      James J. Dal Porto. In June 2001, Mr. Dal Porto entered into a change in control agreement with us that provides for the payment of severance benefits in the event that his employment is terminated in connection with a change in control. The severance benefits are payable if his employment with us is terminated within 90 days prior to or two and one-half years following a change of control, unless Mr. Dal Porto is terminated for cause or the termination is the result of Mr. Dal Porto’s voluntary resignation (which does not include resignations resulting from a material adverse change in responsibilities, status, compensation, authority or location of workplace) or his death or disability.

      Mr. Dal Porto’s severance benefits generally consist of a lump sum cash payment equal to two and one-half times the sum of (i) his annual base salary in effect at the time of termination plus (ii) an amount equal to the average annual bonus earned in the three previous full fiscal years. He is also entitled to receive any bonus, or pro rata portion thereof, earned for the fiscal year in which he is terminated, and coverage for two and one-half years under our group medical insurance programs unless he obtains coverage through another employer. In addition, Mr. Dal Porto’s change in control agreement provides that an additional payment will be made to him if he is required to pay excise taxes in connection with his receipt of the foregoing benefits, such that the net amount received by Mr. Dal Porto shall be equal to the total payments he would have received had the tax not been incurred by him. The severance payment to Mr. Dal Porto under the change in control agreement is in lieu of any severance payments that he might otherwise receive from us in the event of a change in control; provided, however, that if Mr. Dal Porto is terminated within 90 days prior to or two and one-half years after a change in control as a result of a disability, then Mr. Dal Porto’s benefits will be governed by his employment agreement.

      James R. Talevich. In June 2001, Mr. Talevich entered into a change in control agreement with us that provides for the payment of severance benefits in the event that his employment is terminated in connection with a change in control. The severance benefits are payable if his employment with us is terminated within 90 days prior to or two years following a change of control, unless Mr. Talevich is terminated for cause or the termination is the result of Mr. Talevich’s voluntary resignation (which does not include resignations resulting from a material adverse change in responsibilities, status, compensation, authority or location of work place) or his death or disability.

      Mr. Talevich’s severance benefits generally consist of a lump sum cash payment equal to two times the sum of (i) his annual base salary in effect at the time of termination plus (ii) an amount equal to the average annual bonus earned in the three previous full fiscal years. He is also entitled to receive any bonus, or pro rata portion thereof, earned for the fiscal year in which he is terminated, and coverage for two years under our group medical insurance programs unless he obtains coverage through another employer. In addition, Mr. Talevich’s change in control agreement provides that an additional payment will be made to him if he is required to pay excise taxes in connection with his receipt of the foregoing benefits, such that the net amount received by Mr. Talevich shall be equal to the total payments he would have received had the tax not been incurred by him. The severance payment to Mr. Talevich under the change in control agreement is in lieu of any severance payments that he might otherwise receive from us in the event of a change in control.

STOCK PERFORMANCE GRAPH

      The following graph compares the cumulative total stockholder return on our common stock for the five years ended December 31, 2003 with The Nasdaq Stock Market Composite Index and the Surgical and Medical Instruments and Apparatus Industry Index (SIC Code 3841). The graph assumes that $100 was invested on December 31, 1998 in our common stock and each index and that all dividends were reinvested. No cash dividends have been declared on our common stock. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of our common stock.

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

I-Flow Corporation	$100.00	$325.41	$122.95	$241.80	$127.87	$1,140.98

Industry Index	$100.00	$121.11	$124.94	$137.22	$111.06	$164.24

Nasdaq Market Index	$100.00	$186.44	$112.66	$88.84	$61.13	$92.21

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

      The table below sets forth information regarding the beneficial ownership of our outstanding common stock as of April 1, 2004 by:

•	each person known by us to beneficially own 5% or more of our common stock;

•	each of our directors and nominees;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

	Number of Shares of		Percentage of Shares
Name and Address of	Common Stock		of Common Stock
Beneficial Owner(1)	Beneficially Owned(2)		Beneficially Owned(3)

Barry R. Feirstein
540 Madison Avenue, 15th Floor
New York, New York 10022	1,000,000	(4)	5.4%
Donald M. Earhart	1,525,077	(5)	7.8
John H. Abeles, M.D.	385,000	(6)	2.1
James J. Dal Porto	397,650	(7)	2.1
Jack H. Halperin	30,500	(8)	*
Joel S. Kanter	153,500	(9)	*
Erik H. Loudon	44,831	(10)	*
Henry T. Tai, Ph.D., M.D.	460,940	(11)	2.5
James R. Talevich	95,129	(12)	*
All directors and executive officers as a group (8 persons)	3,085,312	(13)	15.4

*	Less than 1%

(1)	Unless otherwise indicated, the address of each person in this table is c/o I-Flow Corporation, 20202 Windrow Drive, Lake Forest, California 92630.

(2)	The table below includes the number of shares underlying options that are exercisable within 60 days from April 1, 2004. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws. All information with respect to beneficial ownership is based upon filings made by the respective beneficial owners with the Securities and Exchange Commission or information provide to us by such beneficial owners.

(3)	Percentage of ownership is calculated in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended. As of April 1, 2004, there were 18,417,894 shares of our common stock outstanding.

(4)	Based upon the information contained in Form 13G, filed with the Securities and Exchange Commission on October 30, 2003.

(5)	Includes (i) 289,194 shares of common stock held of record by Mr. Earhart, (ii) 43,073 shares of common stock held of record by Mr. Earhart’s immediate family and (iii) 1,192,810 shares of common stock issuable upon the exercise of stock options held by Mr. Earhart which are exercisable within 60 days. Does not include 426,368 shares issuable upon exercise of stock options granted to Mr. Earhart, but not exercisable within 60 days.

(6)	Includes (i) 382,500 shares of common stock held of record by Northlea Partners, Ltd., a limited partnership, of which Dr. Abeles is the general partner (as to which Dr. Abeles disclaims beneficial ownership except to the extent of his pecuniary interest therein) and (ii) 2,500 shares of common stock issuable upon exercise of stock options held by Northlea Partners, Ltd. which are exercisable within 60 days. Does not include 7,500 shares issuable upon exercise of options granted to Northlea Partners, Ltd., but not exercisable within 60 days.

(7)	Includes (i) 117,262 shares of common stock held of record by Mr. Dal Porto and (ii) 280,388 shares of common stock issuable upon exercise of stock options held by Mr. Dal Porto which are exercisable within 60 days. Does not include 186,154 shares issuable upon exercise of stock options granted to Mr. Dal Porto, but not exercisable within 60 days.

(8)	Includes 30,500 shares of common stock issuable upon exercise of stock options held by Mr. Halperin which are exercisable within 60 days. Does not include 7,500 shares issuable upon exercise of stock options granted to Mr. Halperin, but not exercisable within 60 days.

(9)	Includes (i) 20,000 shares of common stock held of record by Mr. Kanter, (ii) 100,000 shares of common stock held of record by Windy City, Inc., a Delaware corporation (“Windy City”), (iii) 1,000 shares of common stock held of record by Mr. Kanter’s immediate family and (iv) 32,500 shares of common stock issuable upon exercise of options held by Kanter which are exercisable within 60 days. Does not include 7,500 shares issuable upon exercise of stock options granted to Windy City, but not exercisable within 60 days. Mr. Kanter is the President of Windy City and a member of its board of directors. As a result, he has voting and dispositive power as to shares of our stock held by Windy City.

(10)	Includes (i) 3,000 shares of common stock held of record by Mr. Loudon, (ii) 2,331 shares of common stock held of record by Mr. Loudon’s immediate family and (iii) 39,500 shares of common stock issuable upon exercise of stock options held by Mr. Loudon which are exercisable within 60 days. Does not include 7,500 shares issuable upon exercise of stock options granted to Mr. Loudon, but not exercisable within 60 days.

(11)	Includes (i) 455,300 shares of common stock held of record by Dr. Tai, (ii) 640 shares of common stock held of record by Dr. Tai’s immediate family and (iii) 5,000 shares of common stock issuable upon exercise of stock options held by Dr. Tai which are exercisable within 60 days. Does not include 7,500 shares issuable upon exercise of stock options granted to Dr. Tai, but not exercisable within 60 days.

(12)	Includes (i) 47,500 shares of common stock held of record by Mr. Talevich and (ii) 47,629 shares of common stock issuable upon exercise of stock options held by Mr. Talevich which are exercisable within 60 days. Does not include 95,941 shares issuable upon exercise of stock options granted to Mr. Talevich, but not exercisable within 60 days.

(13)	In addition to the shares and options beneficially owned by the officers, directors and the immediate family members of such officers and directors, this number includes (i) 100,000 shares of common stock beneficially owned by Windy City and (ii) 385,000 shares of common stock, including options exercisable within 60 days, beneficially owned by Northlea Partners, Ltd. Does not include 745,963 shares of common stock issuable upon exercise of stock options held by certain officers and directors, but not exercisable within 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      To our knowledge, none of our employees or directors who are subject to Section 16 of the Exchange Act failed to file on a timely basis reports regarding our securities required by Section 16(a) of the Exchange Act during the year ended December 31, 2003, except for Dr. Abeles, who reported a sale of 9,019 shares of our common stock one day late, and Mr. Halperin, who reported a sale of 2,000 shares of our common stock five days late.

ADDITIONAL INFORMATION

Other Matters of Business

      At the time of the preparation of this proxy statement, our board of directors had not been informed of any other matters that would be presented for action at the annual meeting. If any other matters are properly presented, the persons named in the accompanying form of proxy will vote or refrain from voting in accordance with their best judgment.

Stockholder Proposals

2004 Annual Meeting Proposals

      Our bylaws require that a stockholder give our corporate Secretary timely written notice of any proposal or nomination of a director. To be timely, such written notice must be received by our corporate Secretary not less than 60 days nor more than 90 days prior to a scheduled annual meeting of stockholders, or if less than 70 days’ notice or prior public disclosure of the date of the scheduled annual meeting of stockholders is given or made, such written notice must be received by our corporate Secretary not later than the close of business on the 10th day following the earlier of the date of the first public announcement of the date of such meeting or the date on which such notice of the scheduled meeting was mailed.

      Any notice to our corporate Secretary regarding a stockholder proposal must include, as to each matter the stockholder proposes to bring before the meeting: a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; the name and address, as they appear on our books, of the stockholder proposing such business; the class and number of shares of our stock that are beneficially owned by the stockholder; and any material interest of the stockholder in such business.

      Any notice to our corporate Secretary regarding a nomination for the election of a director must include: the name and address of the stockholder who intends to make the nomination; the name and address of the person or persons to be nominated; the class and number of shares of our stock that are beneficially owned by the stockholder; a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such persons) pursuant to which the nomination or nominations are to be made by the stockholder; such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the board of directors; and the consent of each nominee to serve as a director if so elected.

2005 Annual Meeting Proposals

      Stockholders who wish to have proposals considered for inclusion in the proxy statement and form of proxy for our 2005 annual meeting of stockholders, including nominees for directors, must cause their proposals to be received in writing by our corporate Secretary at the address set forth on the first page of this proxy statement no later than December 13, 2004. Any proposal should be addressed to our corporate Secretary and may be included in next year’s proxy materials only if such proposal complies with our bylaws, as discussed above, and the rules and regulations promulgated by the Securities and Exchange Commission.

Incorporation by Reference

      The report of the audit committee, which appears on page 16, the report of the compensation committee, which begins on page 16, and the stock performance graph, which appears on page 22, shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

Delivery of Documents to Stockholders Sharing the Same Address

      With regard to the delivery of annual reports and proxy statements, under certain circumstances, the Securities and Exchange Commission permits a single set of documents to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. This procedure, known as “householding,” reduces the amount of duplicate information received at a household and reduces mailing and printing costs. Even if householding is implemented, each stockholder will continue to receive a separate proxy card or, in the case of shares of stock held in a street name account, a separate voting instruction form.

      We have not implemented householding rules with respect to our record holders. However, banks, brokers, and other firms may have instituted householding and this may impact stockholders whose shares are registered in the name of the bank, broker or other firm. If a stockholder received a householding notification from its broker, only one annual report and one proxy statement will be mailed to an address at which two or more stockholders reside unless the stockholder gave instructions to the contrary. If any stockholder residing at such an address wishes to receive a separate annual report or proxy statement, the stockholder should contact his, her or its broker directly. A stockholder may also receive additional copies of our annual report and proxy statement by calling the number listed below under the heading “Availability of Additional Information.”

Availability of Additional Information

      Along with this proxy statement, we have provided each stockholder entitled to vote a copy of our 2003 Annual Report (which includes our Annual Report on Form 10-K for our year fiscal ended December 31, 2003). We will provide, without charge, a copy of our 2003 Annual Report and/or our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 upon the written or oral request of any stockholder or beneficial owner of its common stock. Written requests should be directed to the following address: Investor Relations, I-Flow Corporation, 20202 Windrow Drive, Lake Forest, California 92630. Telephonic requests should be directed to (949) 206-2700.

By order of the board of directors,

Donald M. Earhart
Chairman of the Board of Director
President and Chief Executive Officer

Appendix A

I-FLOW CORPORATION

AMENDED AND RESTATED
2001 EQUITY INCENTIVE PLAN
(as proposed to be amended)

ARTICLE I

PURPOSE OF PLAN

      The Company has adopted this Plan to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its directors, management, employees and other persons, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company’s stockholders. Capitalized terms not otherwise defined herein have the meanings ascribed to them in Article VIII.

ARTICLE II

EFFECTIVE DATE AND TERM OF PLAN

      2.1     Term of Plan. This Plan became effective as of the Effective Date and will continue in effect until the Expiration Date, at which time this Plan will automatically terminate.

      2.2     Effect on Awards. Awards may be granted only during the Plan Term, but each Award granted during the Plan Term will remain in effect after the Expiration Date until such Award has been exercised, terminated or expired in accordance with its terms and the terms of this Plan.

ARTICLE III

SHARES SUBJECT TO PLAN

      3.1     Number of Shares. The maximum number of shares of Common Stock that may be issued pursuant to Awards under this Plan is 4,750,000, subject to adjustment as set forth in Section 3.4, provided, however, that at no time while this Plan is a California Regulated Plan shall the total number of shares issuable upon exercise of all outstanding Awards or other stock options and the total number of shares provided for under any stock bonus or similar plan of the Company exceed the applicable percentage (currently thirty percent) as calculated in accordance with the conditions and exclusions of Rule 260.140.45 of Title 10 of the California Securities Rules, unless and to the extent that this requirement is waived by the California Commissioner.

      3.2     Source of Shares. The Common Stock to be issued under this Plan will be made available, at the discretion of the Administrator, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation shares purchased on the open market.

      3.3     Availability of Unused Shares. Shares of Common Stock subject to unexercised portions of any Award that expire, terminate or are canceled, and shares of Common Stock issued pursuant to an Award that are reacquired by the Company pursuant to this Plan or the terms of the Award under which such shares were issued, will again become available for the grant of further Awards under this Plan as part of the shares available under Section 3.1. However, if the exercise price of, or withholding taxes incurred in connection with, an Award is paid with shares of Common Stock, or if shares of Common Stock otherwise issuable pursuant to Awards are withheld by the Company in satisfaction of an exercise price or the withholding taxes incurred in connection with any exercise or vesting of an Award, then the number of shares of Common Stock available for issuance under the Plan will be reduced by the gross number of shares for which the Award is exercised or for which it vests, as applicable, and not by the net number of shares of Common Stock issued to the holder of such Award.

      3.4     Adjustment Provisions.

           (a)     Adjustments. If the Company consummates any Reorganization in which holders of shares of Common Stock are entitled to receive in respect of such shares any additional shares or new or different shares or securities, cash or other consideration (including, without limitation, a different number of shares of Common Stock), or if the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities through merger, consolidation, sale or exchange of assets of the Company, reorganization, recapitalization, reclassification, combination, stock dividend, stock split, reverse stock split, spin-off, or similar transaction then, subject to Section 7.1, an appropriate and proportionate adjustment shall be made by the Administrator in its discretion in: (i) the maximum number and kind of shares subject to this Plan as provided in Section 3.1; (ii) the number and kind of shares or other securities subject to then outstanding Awards; and/or (iii) the price for each share or other unit of any other securities subject to, or measurement criteria applicable to, then outstanding Awards.

           (b)     No Fractional Interests. No fractional interests will be issued under the Plan resulting from any adjustments.

           (c)     Adjustments Related to Company Stock. To the extent any adjustments relate to stock or securities of the Company, such adjustments will be made by the Administrator, whose determination in that respect will be final, binding and conclusive.

           (d)     Right to Make Adjustment. The grant of an Award will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

           (e)     Limitations. No adjustment to the terms of an Incentive Stock Option may be made unless such adjustment either: (i) would not cause the Option to lose its status as an Incentive Stock Option; or (ii) is agreed to in writing by the Administrator and the Recipient.

      3.5     Reservation of Shares. The Company will at all times reserve and keep available shares of Common Stock equaling at least the total number of shares of Common Stock issuable pursuant to all outstanding Awards.

ARTICLE IV

ADMINISTRATION OF PLAN

      4.1     Administrator.

           (a)     Plan Administration. This Plan will be administered by the Board and may also be administered by a Committee of the Board appointed pursuant to Section 4.1(b).

           (b)     Administration by Committee.

                (i)     The Board in its sole discretion may from time to time appoint a Committee of not less than two (2) Board members with authority to administer this Plan in whole or part and, subject to applicable law, to exercise any or all of the powers, authority and discretion of the Board under this Plan. The Board may from time to time increase or decrease (but not below two (2)) the number of members of the Committee, remove from membership on the Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise. The Board may disband the Committee at any time.

                (ii)     Notwithstanding the foregoing provisions of this Section 4.1(b) to the contrary, as long as the Company is an Exchange Act Registered Company, (1) the Board shall appoint the Committee, (2) this Plan shall be administered by the Committee, and (3) each of the Committee’s members shall be Non-Employee Directors and in addition, if Awards are to be made to persons subject to Section 162(m) of the IRC and such Awards are intended to constitute Performance-Based Compensation, then each of the Committee’s members shall, in addition to being a Non-Employee Director, also be an Outside Director.

      4.2     Authority of Administrator.

           (a)     Authority to Interpret Plan. Subject to the express provisions of this Plan, the Administrator will have the power to implement, interpret and construe this Plan and any Awards and Award Documents or other documents defining the rights and obligations of the Company and Recipients hereunder and thereunder, to determine all questions arising hereunder and thereunder, and to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable. The interpretation and construction by the Administrator of any provisions of this Plan or of any Award or Award Document, and any action taken by, or inaction of, the Administrator relating to this Plan or any Award or Award Document, will be within the discretion of the Administrator and will be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administrator may act in its discretion in matters related to this Plan and any and all Awards and Award Documents.

           (b)     Authority to Grant Awards. Subject to the express provisions of this Plan, the Administrator may from time to time in its discretion select the Eligible Persons to whom, and the time or times at which, Awards will be granted or sold, the nature of each Award, the number of shares of Common Stock or the number of rights that make up or underlie each Award, the exercise price and period (if applicable) for the exercise of each Award, and such other terms and conditions applicable to each individual Award as the Administrator may determine. Any and all terms and conditions of Awards may be established by the Administrator without regard to existing Awards or other grants and without incurring any obligation of the Company in respect of subsequent Awards. The Administrator may grant at any time new Awards to an Eligible Person who has previously received Awards or other grants (including other stock options) regardless of the status of such other Awards or grants. The Administrator may grant Awards singly or in combination or in tandem with other Awards as it determines in its discretion.

           (c)     Procedures. Subject to the Company’s charter or bylaws or any Board resolution conferring authority on the Committee, any action of the Administrator with respect to the administration of this Plan must be taken pursuant to a majority vote of the authorized number of members of the Administrator or by the unanimous written consent of its members; provided, however, that (i) if the Administrator is the Committee and consists of two (2) members, then actions of the Administrator must be unanimous, and (ii) actions taken by the Board will be valid if approved in accordance with applicable law.

      4.3     No Liability. No member of the Board or the Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award except in circumstances constituting bad faith of such member.

      4.4     Amendments.

           (a)     Plan Amendments. The Administrator may at any time and from time to time in its discretion, insofar as permitted by applicable law, rule or regulation and subject to Section 4.4(c), suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards, including those granted before such revision or amendment. Without limiting the generality of the foregoing, the Administrator is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including the Securities Act, the Exchange Act, the IRC, or the rules of any exchange or market system upon which the Common Stock is listed or trades, or any rules or regulations promulgated thereunder. No stockholder approval of any amendment or revision will be required unless such approval is required by applicable law, rule or regulation.

           (b)     Award Amendments. The Administrator may at any time and from time to time in its discretion, subject to Section 4.4(c) and compliance with applicable statutory or administrative requirements, accelerate or extend the vesting or exercise period of any Award as a whole or in part, and make such other modifications in the terms and conditions of an Award as it deems advisable.

           (c)     Limitation. Except as otherwise provided in this Plan or in the applicable Award Document, no amendment, revision, suspension or termination of this Plan or an outstanding Award that would cause an Incentive Stock Option to cease to qualify as such or that would alter, impair or diminish in any material respect any rights or obligations under any Award theretofore granted under this Plan may be effected without the written consent of the Recipient to whom such Award was granted.

      4.5     Other Compensation Plans. The adoption of this Plan will not affect any other stock option, incentive or other compensation plans in effect from time to time for the Company, except that on the Effective Date of this Plan, the Company’s 1996 Stock Incentive Plan will be terminated by the Board. This Plan will not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by stockholders.

      4.6     Plan Binding on Successors. Subject to Section 7.1, this Plan will be binding upon the successors and assigns of the Company.

      4.7     References to Successor Statutes, Regulations and Rules. Any reference in this Plan to a particular statute, regulation or rule will also refer to any successor provision of such statute, regulation or rule.

      4.8     Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability is not to be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions are to be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

      4.9     Governing Law. This Agreement will be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

      4.10     Interpretation. Headings herein are for convenience of reference only, do not constitute a part of this Plan, and will not affect the meaning or interpretation of this Plan. References herein to Sections or Articles are references to the referenced Section or Article hereof, unless otherwise specified.

ARTICLE V

GENERAL AWARD PROVISIONS

      5.1     Participation in Plan.

           (a)     Eligibility to Receive Awards. A person is eligible to receive grants of Awards if, at the time of the grant of the Award, such person is an Eligible Person or has received an offer of employment from the Company, provided, however, that Awards granted to a person who has received an offer of employment will terminate and be forfeited without consideration if the employment offer is not accepted within such time as may be specified by the Company. Status as an Eligible Person will not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

           (b)     Eligibility to Receive Incentive Stock Options. Incentive Stock Options may be granted only to Eligible Persons meeting the employment requirements of Section 422 of the IRC.

           (c)     Awards to Foreign Nationals. Notwithstanding anything to the contrary herein, the Administrator may, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

      5.2     Award Documents. Each Award must be evidenced by an agreement duly executed on behalf of the Company and by the Recipient or, in the Administrator’s discretion, a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to the Award as the Administrator may in its discretion determine. Awards will not be deemed made or binding upon the Company, and Recipients will have no rights thereto, until such an agreement is entered into between the Company and the Recipient or such a memorandum is delivered by the Company to the Recipient, but an Award may have an effective date prior to the date of such an agreement or memorandum. Award Documents may be (but need not be) identical and must comply with and be subject to the terms and conditions of this Plan, a copy of which will be provided to each Recipient and incorporated by reference into each Award Document. Any Award Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administrator. In case of any conflict between this Plan and any Award Document, this Plan shall control.

      5.3     Payment For Awards.

           (a)     Payment of Exercise Price. The exercise price or other payment for an Award is payable upon the exercise of a Stock Option or upon other purchase of shares pursuant to an Award granted hereunder by delivery of legal tender of the United States or payment of such other consideration as the Administrator may from time to time deem acceptable in any particular instance; provided, however, that the Administrator may, in the exercise of its discretion, allow exercise of an Award in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise.

           (b)     Company Assistance. The Company may assist any person to whom an Award is granted (including, without limitation, any officer or director of the Company) in the payment of the purchase price or other amounts payable in connection with the receipt or exercise of that Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as may be consistent with applicable law and approved by the Administrator. In case of such a loan, the Administrator may require that the exercise be followed by a prompt sale of some or all of the underlying shares and that a portion of the sale proceeds be dedicated to full payment of the exercise price and amounts required pursuant to Section 5.9.

           (c)     Cashless Exercise. If permitted in any case by the Administrator in its discretion, the exercise price for Awards may be paid by capital stock of the Company delivered in transfer to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administrator; or retained by the Company from the stock otherwise issuable upon exercise or surrender of vested and/or exercisable Awards or other equity awards previously granted to the Recipient and being exercised (if applicable) (in either case valued at Fair Market Value as of the exercise date); or such other consideration as the Administrator may from time to time in the exercise of its discretion deem acceptable in any particular instance.

           (d)     No Precedent. Recipients will have no rights to the assistance described in Section 5.3(b) or the exercise techniques described in Section 5.3(c), and the Company may offer or permit such assistance or techniques on an ad hoc basis to any Recipient without incurring any obligation to offer or permit such assistance or techniques on other occasions or to other Recipients.

      5.4     No Employment Rights. Nothing contained in this Plan (or in Award Documents or in any other documents related to this Plan or to Awards) will confer upon any Eligible Person or Recipient any right to continue in the employ of or engagement by the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person’s compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause. Except as expressly provided in this Plan or in any statement evidencing the grant of an Award, the Company has the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of an Award did not exist, including, without limitation, with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient. Unless otherwise set forth in a written agreement binding upon the Company or an Affiliated Entity, all employees of the Company or an Affiliated Entity are “at will” employees whose employment may be terminated by the Company or the Affiliated Entity at any time for any reason or no reason, without payment or penalty of any kind. Any question(s) as to whether and when there has been a termination of a Recipient’s employment or engagement, the reason (if any) for such termination, and/ or the consequences thereof under the terms of this Plan or any statement evidencing the grant of an Award pursuant to this Plan will be determined by the Administrator and the Administrator’s determination thereof will be final and binding.

      5.5     Restrictions Under Applicable Laws and Regulations.

           (a)     Government Approvals. All Awards will be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the securities subject to Awards granted under this Plan upon any securities exchange or interdealer quotation system or under any federal, state or foreign law, or the consent or approval of any government or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Company. During the term of this Plan, the Company will use its reasonable efforts to seek to obtain from the appropriate governmental and regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as is sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain any such qualifications, consents, approvals or authorizations will relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such qualifications, consents, approvals or authorizations pertain.

           (b)     No Registration Obligation; Recipient Representations. The Company will be under no obligation to register or qualify the issuance of Awards or underlying securities under the Securities Act or applicable state securities laws. Unless the issuance of Awards and underlying securities have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Awards or underlying securities unless the Awards and underlying securities may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administrator may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company, that such Recipient is acquiring such Awards and underlying securities for such Recipient’s own account as an investment and not with a view to, or for sale in connection with, the distribution of any such securities, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if securities are issued without registration, a legend to this effect (together with any other legends deemed appropriate by the Administrator) may be endorsed upon the securities so issued, and to the effect of any additional representations that are appropriate in light of applicable securities laws and rules. The Company may also order its transfer agent to stop transfers of such shares. The Administrator may also require the Recipient to provide the Company such information and other documents as the Administrator may request in order to satisfy the Administrator as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

      5.6     No Rights or Privileges Regarding Stock Ownership or Specific Assets. Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award will have no rights as a stockholder with respect to any shares issuable or issued in connection with the Award until the Recipient has delivered to the Company all amounts payable and performed all obligations required to be performed in connection with exercise of the Award and the Company has issued such shares. During any time that this Plan is a California Regulated Plan, the Company will comply with Section 260.140.1 of Title 10 of the California Securities Rules, unless and to the extent that this requirement is waived by the California Commissioner. No person will have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto is to be construed to create a trust of any kind or a fiduciary relationship between the Company and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

      5.7     Nonassignability. No Award is assignable or transferable except: (a) by will or by the laws of descent and distribution; or (b) subject to the final sentence of this Section 5.7, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Administrator and under circumstances that would not adversely affect the interests of the Company, transfers for estate planning purposes or pursuant to a nominal transfer that does not result in a change in beneficial ownership. Subject to the succeeding sentence of this Section 5.7, during the lifetime of a Recipient, an Award granted to such person will be exercisable only by the Recipient (or the Recipient’s permitted transferee) or such person’s guardian or legal representative. Notwithstanding the foregoing, Stock Options and other rights to purchase stock under the Plan that are California Regulated Securities may not be transferred other than by will or the laws of descent and distribution at any time that this Plan is a California Regulated Plan, unless and to the extent that this requirement is waived by the California Commissioner, and Stock Options intended to be treated as Incentive Stock Options (or other Awards subject to transfer restrictions under the IRC): (i) may not be assigned or transferred in violation of Section 422(b)(5) of the IRC or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer, and (ii) will be exercisable during a Recipient’s lifetime only by the Recipient.

      5.8     Information To Recipients.

           (a)     Provision of Information. The Administrator in its sole discretion may determine what, if any, financial and other information is to be provided to Recipients and when such financial and other information is to be provided after giving consideration to applicable federal and state laws, rules and regulations, including, without limitation, applicable federal and state securities laws, rules and regulations, provided, however, that during any time that this Plan is a California Regulated Plan, holders of California Regulated Securities will receive financial statements of the Company at least annually to the extent required by the California Securities Rules, unless and to the extent that this requirement is waived by the California Commissioner.

           (b)     Confidentiality. The furnishing of financial and other information that is confidential to the Company is subject to the Recipient’s agreement to maintain the confidentiality of such financial and other information, and not to use the information for any purpose other than evaluating the Recipient’s position under this Plan. The Administrator may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient’s obligations under this Section 5.8(b) (which acknowledgment is not to be a condition to Recipient’s obligations under this Section 5.8(b)).

      5.9     Withholding Taxes. Whenever the granting, vesting or exercise of any Award, or the issuance of any Common Stock or other securities upon exercise of any Award or transfer thereof, gives rise to tax or tax withholding liabilities or obligations, the Administrator will have the right as a condition thereto to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements arising in connection therewith. The Administrator may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable in connection with an Award, in each case valued at Fair Market Value as of the date of such delivery or withholding, as the case may be.

      5.10     Legends on Awards and Stock Certificates. Each Award Document and each certificate representing securities acquired upon vesting or exercise of an Award must be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Award Document and/or the certificate. The determination of which legends, if any, will be placed upon Award Documents or the certificates will be made by the Administrator in its discretion and such decision will be final and binding.

      5.11     Effect of Termination of Employment or Service on Awards.

           (a)     Termination of Vesting. Notwithstanding anything to the contrary herein, but subject to Section 5.11(b) Awards will be exercisable by a Recipient (or the Recipient’s successor in interest) following such Recipient’s termination of employment or service only to the extent that installments thereof had become exercisable on or prior to the date of such termination.

           (b)     Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary herein, the Administrator may in its discretion (i) designate shorter or longer periods following a Recipient’s termination of employment or service during which Awards may vest or be exercised; provided, however, that any shorter periods determined by the Administrator will be effective only if provided for in this Plan or the instrument that evidences the grant to the Recipient of the affected Award or if such shorter period is agreed to in writing by the Recipient, and (ii) accelerate the vesting of all or any portion of any Awards by increasing the number of shares purchasable at any time.

           (c)     Leave of Absence. In the case of any employee on an approved leave of absence, the Administrator may make such provision respecting continuance of Awards granted to such employee as the Administrator in its discretion deems appropriate, except that in no event will an Award be exercisable after the date such Award would expire in accordance with its terms had the Recipient remained continuously employed.

           (d)     General Cessation. Except as otherwise set forth in this Plan or an Award Document, or a written agreement between the Company and a Recipient, or as determined by the Administrator in its discretion, all Awards granted to a Recipient, and all of such Recipient’s rights thereunder, will terminate upon termination for any reason of such Recipient’s employment or service with the Company or any Affiliated Entity (or cessation of any other service relationship between the Recipient and the Company or any Affiliated Entity in place as of the date the Award was granted).

      5.12     Lock-Up Agreements. Each Recipient agrees as a condition to receipt of an Award that, in connection with any public offering by the Company of its equity securities and upon the request of the Company and the principal underwriter (if any) in such public offering, any shares of Common Stock acquired or that may be acquired upon exercise or vesting of an Award may not be sold, offered for sale, encumbered, or otherwise disposed of or subjected to any transaction that will involve any sales of securities of the Company, without the prior written consent of the Company or such underwriter, as the case may be, for a period of not more than 365 days after the effective date of the registration statement for such public offering. Each Recipient will, if requested by the Company or the principal underwriter, enter into a separate agreement to the effect of this Section 5.12.

      5.13     Restrictions on Common Stock and Other Securities. Common Stock or other securities of the Company issued or issuable in connection with any Award will be subject to all of the restrictions imposed under this Plan upon Common Stock issuable or issued upon exercise of Stock Options, except as otherwise determined by the Administrator.

      5.14     Limits on Awards to Certain Eligible Persons. Notwithstanding any other provision of this Plan, no one Eligible Person shall be granted any Awards with respect to more than 750,000 shares of Common Stock in any one calendar year; provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation. The limitation set forth in this Section 5.14 shall be subject to adjustment as provided in Section 3.4 or under Article VII, but only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation.

ARTICLE VI

AWARDS

      6.1     Stock Options.

           (a)     Nature of Stock Options. Stock Options may be Incentive Stock Options or Nonqualified Stock Options.

           (b)     Option Exercise Price. The exercise price for each Stock Option will be determined by the Administrator as of the date such Stock Option is granted. The exercise price may be greater than or less than the Fair Market Value of the Common Stock subject to the Stock Option as of the date of grant, provided, however, that in no event may the exercise price per share be less than the par value, if any, per share of the Common Stock subject to the Stock Option, and provided further that the exercise price of Stock Options that are California Regulated Securities granted while this Plan is a California Regulated Plan, if any, may not be less than 85% of the Fair Market Value of the Common Stock as of the date of grant, or 110% of the Fair Market Value of the Common Stock as of the date of grant in the case of Stock Options granted to Recipients owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, unless and to the extent that this requirement is waived by the California Commissioner.

           (c)     Option Period and Vesting. Stock Options granted hereunder will vest and may be exercised as determined by the Administrator, except that (i) Stock Options granted to any Recipient other than an officer, director or consultant of the Company or an Affiliated Entity, that are California Regulated Securities granted while this Plan is a California Regulated Plan (if any) will vest and become exercisable at the rate of at least 20% per year over five years from the date of grant, unless and to the extent that this requirement is waived by the California Commissioner, and (ii) exercise of Stock Options after termination of the Recipient’s employment or service shall be subject to Section 5.11 and Section 6.1(e). Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as may be determined by the Administrator, but not later than ten (10) years after the date the Stock Option is granted and may be subject to earlier termination as provided herein or in the Award Document. Except as otherwise provided herein, a Stock Option will become exercisable, as a whole or in part, on the date or dates specified by the Administrator and thereafter will remain exercisable until the exercise, expiration or earlier termination of the Stock Option.

           (d)     Exercise of Stock Options. The exercise price for Stock Options will be paid as set forth in Section 5.3. No Stock Option will be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not fewer than 100 shares of Common Stock may be purchased at one time and Stock Options must be exercised in multiples of 100 unless the number purchased is the total number of shares for which the Stock Option is exercisable at the time of exercise. A Stock Option will be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the Recipient in the form of Exhibit A hereto or such other form as the Company may specify from time to time, together with payment of the exercise price in accordance with Section 5.3 and any amounts required under Section 5.9 or, with permission of the Administrator, arrangement for such payment. Notwithstanding any other provision of this Plan, the Administrator may impose, by rule and/or in Award Documents, such conditions upon the exercise of Stock Options (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 and Rule 10b-5 under the Exchange Act, and any amounts required under Section 5.9, or any applicable section of or regulation under the IRC.

           (e)     Termination of Employment or Service.

                (i)     Termination for Just Cause. Subject to Section 5.11 and except as otherwise provided in a written agreement between the Company or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment, or, with respect to California Regulated Securities, as required by the California Securities Rules while this Plan is a California Regulated Plan (unless waived by the California Commissioner), in the event of a Just Cause Dismissal of a Recipient all of the Recipient’s unexercised Stock Options, whether or not vested, will expire and become unexercisable as of the date of such Just Cause Dismissal.

                (ii)     Termination Other Than for Just Cause. Subject to Section 5.11 and except as otherwise provided in a written agreement between the Company or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment or service, if a Recipient’s employment or service with the Company or any Affiliated Entity terminates for:

                     (A)     any reason other than for Just Cause Dismissal, death, Permanent Disability or Retirement, the Recipient’s Awards, whether or not vested, will expire and become unexercisable as of the earlier of: (A) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed or in service; and (B) 30 days after the date of termination of employment or service.

                     (B)     death or Permanent Disability or Retirement, the Recipient’s unexercised Awards will, whether or not vested, expire and become unexercisable as of the earlier of: (A) the date such Awards would expire in accordance with their terms had the Recipient remained employed or in service; and (B) six months after the date of termination of employment or service.

           (f)     Special Provisions Regarding Incentive Stock Options. Notwithstanding anything herein to the contrary,

                (i)     The exercise price and vesting period of any Stock Option intended to be treated as an Incentive Stock Option must comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that: (A) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and (B) that the Incentive Stock Option not be exercisable after the expiration of ten (10) years from the date of grant or the expiration of five (5) years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

                (ii)     The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Stock Options granted to any Recipient under this Plan (or any other option plan of the Company or of any Parent Corporation or Subsidiary Corporation) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year may not exceed $100,000.

                (iii)     Any Stock Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such will be treated as Nonqualified Stock Options. If the limit described in Section 6.1(f)(ii) is exceeded, the earliest granted Stock Options will be treated as Incentive Stock Options, up to such limit.

      6.2     Performance Awards.

           (a)     Grant of Performance Award. The Administrator will determine in its discretion the pre-established, objective performance goals (which need not be identical and may be established on an individual or group basis) governing Performance Awards, the terms thereof, and the form and time of payment of Performance Awards.

           (b)     Payment of Award. Upon satisfaction of the conditions applicable to a Performance Award, payment will be made to the Recipient in cash, in shares of Common Stock valued at Fair Market Value as of the date payment is due, or in a combination of Common Stock and cash, as the Administrator in its discretion may determine.

           (c)     Maximum Amount of Compensation. The maximum amount payable pursuant to that portion of a Performance Award granted for any calendar year to any Recipient that is intended to satisfy the requirements for Performance-Based Compensation shall not exceed $2,000,000.

      6.3     Restricted Stock.

           (a)     Award of Restricted Stock. The Administrator will determine the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions will lapse, provided, however, that the Purchase Price (if any) for Restricted Stock that constitutes California Regulated Securities granted while this Plan is a California Regulated Plan may not be less than 85% of the Fair Market Value of the Common Stock as of the date of grant or purchase, or 100% of the Fair Market Value of the Common Stock as of the date of grant to or purchase by Recipients owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, unless and to the extent that this requirement is waived by the California Commissioner.

           (b)     Requirements of Restricted Stock. All shares of Restricted Stock granted or sold pursuant to this Plan will be subject to the following conditions:

                (i)     No Transfer. The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

                (ii)     Certificates. The Administrator may require that the certificates representing Restricted Stock granted or sold to a Recipient remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

                (iii)     Restrictive Legends. Each certificate representing Restricted Stock granted or sold to a Recipient pursuant to this Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Administrator in its discretion deems necessary or appropriate to enforce such restrictions; and

                (iv)     Other Restrictions. The Administrator may impose such other conditions on Restricted Stock as the Administrator may deem advisable, including, without limitation, restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange or interdealer quotation system upon which such Restricted Stock or other securities of the Company are then listed or traded and under any blue sky or other securities laws applicable to such shares, provided, however, that so long as the Restricted Stock constitutes California Regulated Securities granted while this Plan is a California Regulated Plan, such other conditions shall not be inconsistent with the California Commissioner’s guidelines for options granted to and shares purchases by employees, directors and consultants as set forth in the California Securities Rules Section 260.140.41 and Section 260.140.42.

           (c)     Lapse of Restrictions. The restrictions imposed upon Restricted Stock will lapse in accordance with such terms or other conditions as are determined by the Administrator, except that the Company’s right to repurchase shares of Restricted Stock that are California Regulated Securities granted or sold to any Recipient, other than an officer, director or consultant of the Company or an Affiliated Entity, while this Plan is a California Regulated Plan (if any) at the Purchase Price (if any) paid by the Recipient to the Company will lapse at the rate of at least 20% per year over five years from the date of grant or sale, unless and to the extent that this requirement is waived by the California Commissioner.

           (d)     Rights of Recipient. Subject to the provisions of Section 6.3(b) and any restrictions imposed upon the Restricted Stock, the Recipient will have all rights of a stockholder with respect to the Restricted Stock granted or sold to such Recipient under this Plan, including, without limitation, the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

           (e)     Termination of Employment or Service. Unless the Administrator in its discretion determines otherwise, if a Recipient’s employment or service with the Company or any Affiliated Entity terminates for any reason, all of the Recipient’s Restricted Stock remaining subject to restrictions on the date of such termination of employment or service will be repurchased by the Company at the Purchase Price (if any) paid by the Recipient to the Company, without interest or premium, and otherwise returned to the Company without consideration. Except in the case of Restricted Stock granted or sold to officers, directors, or consultants of the Company or any Affiliated Entity, in the case of shares of Restricted Stock that are California Regulated Securities granted or sold while this Plan is a California Regulated Plan, the Company must exercise its right to repurchase within 90 days of the termination of employment, and must pay the Purchase Price (if any) in cash or by cancellation of purchase money indebtedness, unless and to the extent that this requirement is waived by the California Commissioner.

      6.4     Stock Appreciation Rights.

           (a)     Granting of Stock Appreciation Rights. The Administrator may at any time and from time to time approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Stock Options.

           (b)     SARs Related to Options.

                (i)     A Stock Appreciation Right related to a Stock Option will entitle the holder of the related Stock Option, upon exercise of the Stock Appreciation Right, to surrender such Stock Option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 6.4(b)(iii). Such Stock Option will, to the extent surrendered, then cease to be exercisable.

                (ii)     A Stock Appreciation Right related to a Stock Option hereunder will be exercisable at such time or times, and only to the extent that, the related Stock Option is exercisable, and will not be transferable except to the extent that such related Stock Option may be transferable (and under the same conditions), will expire no later than the expiration of the related Stock Option, and may be exercised only when the market price of the Common Stock subject to the related Stock Option exceeds the exercise price of the Stock Option.

                (iii)     Upon the exercise of a Stock Appreciation Right related to a Stock Option, the Recipient will be entitled to receive payment of an amount determined by multiplying: (A) the difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Stock Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (B) the number of shares as to which such Stock Appreciation Right is exercised.

           (c)     SARs Unrelated to Options. The Administrator may grant Stock Appreciation Rights unrelated to Stock Options. Section 6.4(b)(iii) will govern the amount payable at exercise under such Stock Appreciation Right, except that in lieu of an option exercise price the initial base amount specified in the Award shall be used.

           (d)     Limits. Notwithstanding the foregoing, the Administrator, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right.

           (e)     Payments. Payment of the amount determined under the foregoing provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the discretion of the Administrator, in cash or in a combination of cash and shares of Common Stock as the Administrator deems advisable. The Administrator has full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right. If the Administrator decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

      6.5     Stock Payments. The Administrator may approve Stock Payments to any Eligible Person on such terms and conditions as the Administrator may determine. Stock Payments will replace cash compensation at the Fair Market Value of the Common Stock on the date payment is due.

      6.6     Dividend Equivalents. The Administrator may grant Dividend Equivalents to any Recipient who has received a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock. Dividend Equivalents may be paid in cash, Common Stock or other Awards; the amount of Dividend Equivalents paid other than in cash will be determined by the Administrator by application of such formula as the Administrator may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent. Dividend Equivalents will be computed as of each dividend record date and will be payable to recipients thereof at such time as the Administrator may determine. Notwithstanding the foregoing, if it is intended that an Award qualify as Performance-Based Compensation, and the amount of compensation a Recipient could receive under the Award is based solely on an increase in value of the underlying shares of Common Stock after the date of the grant or award, then the payment of any Dividend Equivalents related to the Award shall not be made contingent on the exercise of the Award.

      6.7     Stock Bonuses. The Administrator may issue Stock Bonuses to Eligible Persons on such terms and conditions as the Administrator may determine.

      6.8     Stock Sales. The Administrator may sell to Eligible Persons shares of Common Stock on such terms and conditions as the Administrator may determine.

      6.9     Phantom Stock. The Administrator may grant Awards of Phantom Stock to Eligible Persons. Phantom Stock is a cash payment measured by the Fair Market Value of a specified number of shares of

Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a Dividend Equivalent.

      6.10     Other Stock-Based Benefits. The Administrator is authorized to grant Other Stock-Based Benefits. Other Stock-Based Benefits are any arrangements granted under this Plan not otherwise described above that: (a) by their terms might involve the issuance or sale of Common Stock or other securities of the Company; or (b) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Common Stock or other securities of the Company.

ARTICLE VII

CHANGE IN CONTROL

      7.1     Provision for Awards Upon Change in Control. As of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) will automatically terminate unless: (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices or other measurement criteria, in which event this Plan and such outstanding Awards will continue or be replaced, as the case may be, in the manner and under the terms so provided; or (b) the Board otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including, without limitation, (i) accelerating the vesting of outstanding Awards, and/or (ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 7.1, this Plan and the Awards terminate by reason of the occurrence of a Change in Control without provision for any of the action(s) described in clause (a) or (b) hereof, then subject to Section 5.11 and Section 6.1(e), any Recipient holding outstanding Awards will have the right, at such time prior to the consummation of the Change in Control as the Board designates, to exercise or receive the full benefit of the Recipient’s Awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

ARTICLE VIII

DEFINITIONS

Capitalized terms used in this Plan and not otherwise defined have the meanings set forth below:

“Administrator” means the Board as long as no Committee has been appointed and is in effect and also means the Committee to the extent that the Board has delegated authority thereto.

“Affiliated Entity” means any Parent Corporation of the Company or Subsidiary Corporation of the Company or any other entity controlling, controlled by, or under common control with the Company.

“Applicable Dividend Period” means (i) the period between the date a Dividend Equivalent is granted and the date the related Stock Option, Stock Appreciation Right, or other Award is exercised, terminates, or is converted to Common Stock, or (ii) such other time as the Administrator may specify in the written instrument evidencing the grant of the Dividend Equivalent.

“Award” means any Stock Option, Performance Award, Restricted Stock, Stock Appreciation Right, Stock Payment, Stock Bonus, Stock Sale, Phantom Stock, Dividend Equivalent, or Other Stock-Based Benefit granted or sold to an Eligible Person under this Plan.

“Award Document” means the agreement or confirming memorandum setting forth the terms and conditions of an Award.

“Board” means the Board of Directors of the Company.

“California Commissioner” means the Commissioner of Corporations of the State of California.

“California Regulated Plan” means this Plan at any time that Awards and securities underlying Awards are California Regulated Securities and (i) the issuance of Awards and securities underlying Awards is not exempt from qualification under the California Securities Law, and the issuance of securities under the Plan is the subject of a qualification permit issued by the California Commissioner, or (ii) the Company relies upon any exemption imposing comparable requirements to those provided by Section 25102(o) of the California Securities Law to exempt the issuance of securities under this Plan from qualification under the California Securities Law.

“California Regulated Securities” means Awards and securities underlying Awards that are subject to the California Securities Law or the California Securities Rules.

“California Securities Law” means the California Corporate Securities Law of 1968, as amended.

“California Securities Rules” means the Rules of the California Commissioner adopted under the California Securities Law.

“Change in Control” means the following and shall be deemed to occur if any of the following events occurs:

(i)	Any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or

(ii)	At any time that the Company is an Exchange Act Registered Company, Individuals who, as of the effective date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company’s stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any person, entity or group (as defined above) having the power to exercise, through beneficial ownership, voting agreement and/or proxy, twenty percent (20%) or more of either the outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual’s election or nomination for election by the Company’s stockholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

(iii)	Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company’s assets or a Reorganization of the Company with any other person, corporation or other entity, other than:

(A)	a Reorganization that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a Reorganization that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such Reorganization (or series of related transactions involving such a Reorganization), or

(B)	a Reorganization effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

(iv)	Approval by the stockholders of the Company or an order by a court of competent jurisdiction of a plan of liquidation of the Company.

“Committee” means any committee appointed by the Board to administer this Plan pursuant to Section 4.1.

“Common Stock” means the common stock of the Company, as constituted on the Effective Date, and as thereafter adjusted under Section 3.4.

“Company” means I-Flow Corporation, a Delaware corporation.

“Dividend Equivalent” means a right granted by the Company under Section 6.6 to a holder of a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Stock Option, Stock Appreciation Right, or other Award.

“Effective Date” means May 17, 2001, which is the date this Plan was approved by the Company’s stockholders.

“Eligible Person” includes directors (including Non-Employee Directors), officers, employees, consultants and advisors of the Company or of any Affiliated Entity; provided, however, that such consultants and advisors render bona fide services to the Company or any Affiliated Entity that are not in connection with capital-raising.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Act Registered Company” means that the Company has any class of any equity security registered pursuant to Section 12 of the Exchange Act.

“Expiration Date” means the tenth (10th) anniversary of the Effective Date.

“Fair Market Value” of a share of the Common Stock as of a particular date means: (i) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq National Market), the arithmetic mean of the highest and lowest sale prices of the stock for such trading day on the primary exchange upon which the stock trades, as measured by volume, as published in The Wall Street Journal, or, if no sale price was quoted for such date, then as of the next preceding date on which such a sale price was quoted; or (ii) if the stock is not then listed on an exchange or the Nasdaq National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market on such date (in the case of (i) or (ii), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an Award is granted); or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administrator; provided, however, that (A) when appropriate, the Administrator in determining Fair Market Value of capital stock of the Company shall consider such factors as may be required by the California Securities Law and the California Securities Rules while this Plan is a California Regulated Plan, and may take into account such other factors as it may deem appropriate under the circumstances, and (B) if the stock is traded on the Nasdaq SmallCap Market and both sales prices and bid and asked prices are quoted or available, the Administrator may elect to determine Fair Market Value under either clause (i) or (ii) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options must be determined in compliance with applicable provisions of the IRC. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Administrator on the basis of such factors as it may deem appropriate.

“Incentive Stock Option” means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC.

“IRC” means the Internal Revenue Code of 1986, as amended.

“Just Cause Dismissal” means a termination of a Recipient’s employment for any of the following reasons: (i) the Recipient violates any reasonable rule or regulation of the Board, the Company’s Chief Executive Officer or the Recipient’s superiors that results in damage to the Company or any Affiliated Entity or which, after written notice to do so, the Recipient fails to correct within a reasonable time not exceeding 15 days; (ii) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to the Recipient; (iii) any willful failure to perform the Recipient’s job as required to meet the objectives of the Company or any Affiliated Entity; (iv) any wrongful conduct of a Recipient which has an adverse impact on the Company or any Affiliated Entity or which constitutes a misappropriation of assets of the Company or any Affiliated Entity; (v) the Recipient’s performing services for any other person or entity which competes with the Company or any Affiliated Entity while the Recipient is employed by the Company or any Affiliated Entity, without the written approval of the Chief Executive Officer of the Company; or (vi) any other conduct that the Administrator reasonably determines constitutes Just Cause for Dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company or any Affiliated Entity providing for just cause dismissal (or termination for cause or some comparable concept) of Recipient from Recipient’s employment with the Company or any Affiliated Entity, “Just Cause Dismissal” for purposes of this Plan will have the same meaning as ascribed thereto or to such comparable concept in such employment agreement.

“Non-Employee Director” means any director of the Company who qualifies as a “Non-Employee Director” under Rule 16b-3 of the Exchange Act.

“Nonqualified Stock Option” means a Stock Option that is not an Incentive Stock Option.

“Other Stock-Based Benefits” means an Award granted under Section 6.10.

“Outside Director” means an “outside director” as defined in the regulations adopted under Section 162(m) of the IRC.

“Parent Corporation” means any Parent Corporation as defined in Section 424(e) of the IRC.

“Performance Award” means an Award under Section 6.2, payable in cash, Common Stock or a combination thereof, that vests and becomes payable over a period of time upon attainment of preestablished, objective performance goals established in connection with the grant of the Award. For this purpose a preestablished, objective performance goal may include one or more of the following performance criteria: (a) cash flow, (b) earnings per share (including earnings before interest, taxes, and amortization), (c) return on equity, (d) total stockholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income, (i) operating margin, (j) return on operating revenue, and (k) any other similar performance criteria.

“Performance-Based Compensation” means performance-based compensation as described in Section 162(m) of the IRC and the regulations issued thereunder. If the amount of compensation an Eligible Person will receive under an Award is not based solely on an increase in the value of shares of Common Stock after the date of grant or award, the Administrator, in order to qualify an Award as performance-based compensation under Section 162(m) of the IRC, can condition the grant, award, vesting, or exercisability of such an Award on the attainment of preestablished, objective performance goals established in connection with the grant of the Award, including, but not limited to, those preestablished, objective performance goals described in the definition of “Performance Award” above.

“Permanent Disability” means that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three (3) consecutive months or six (6) months in any 12-month period or such other period(s) as may be determined by the Administrator with respect to any Award, provided that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 6.1(e), Permanent Disability shall mean “permanent and total disability” as defined in Section 22(e) of the IRC.

“Person” means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (i) the Company and its subsidiaries, (ii) any employee stock ownership or other employee benefit plan maintained by the Company and (iii) an underwriter or underwriting syndicate that has acquired the Company’s securities solely in connection with a public offering thereof.

“Phantom Stock” means an Award granted under Section 6.9.

“Plan” means this 2001 Equity Incentive Plan of the Company.

“Plan Term” means the period during which this Plan remains in effect (commencing the Effective Date and ending on the Expiration Date).

“Purchase Price” means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Administrator (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

“Recipient” means a person who has received an Award.

“Reorganization” means any merger, consolidation or other reorganization.

“Restricted Stock” means Common Stock that is the subject of an Award made under Section 6.3 and that is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met, as set forth in this Plan and in any statement evidencing the grant of such Award.

“Retirement” of a Recipient means the Recipient’s resignation from the Company or any Affiliated Entity after reaching age 60 and at least five years of full-time employment by the Company or any Affiliated Entity without any circumstances that would justify a Just Cause Dismissal of the Recipient.

“Securities Act” means the Securities Act of 1933, as amended.

“Significant Stockholder” is an individual who, at the time a Stock Option or other Award is granted to such individual under this Plan, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

“Stock Appreciation Right” or “SAR” means a right granted under Section 6.4 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the SAR, to the date of exercise.

“Stock Bonus” means an issuance or delivery of unrestricted or restricted shares of Common Stock under Section 6.7 as a bonus for services rendered or for any other valid consideration under applicable law.

“Stock Payment” means a payment in shares of the Company’s Common Stock under Section 6.5 to replace all or any portion of the compensation or other payment (other than base salary) that would otherwise become payable to the Recipient in cash.

“Stock Option” means a right to purchase stock of the Company granted under Section 6.1 of this Plan.

“Stock Sale” means a sale of Common Stock to an Eligible Person under Section 6.8.

“Subsidiary Corporation” means any Subsidiary Corporation as defined in Section 424(f) of the IRC.

EXHIBIT A

I-FLOW CORPORATION

2001 EQUITY INCENTIVE PLAN

FORM OF NOTICE OF EXERCISE

I-Flow Corporation

20202 Windrow Drive
Lake Forest, California 92630

      Re: Nonqualified Stock Option [Incentive Stock Option]

Notice is hereby given that I elect to purchase the number of shares (“Shares”) set forth below pursuant to the stock option referenced below at the exercise price applicable thereto:

Option Grant Date:
Total Number of Shares Underlying Original Option:
Number of Shares for which Option has been Previously Exercised:
Exercise Price Per Share:
Number of Shares Being Acquired With This Exercise:

A check in the amount of the aggregate price of the shares being purchased [and applicable withholding taxes] is attached.

[I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.]

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company’s 2001 Equity Incentive Plan.

_______________________________________ (Signature)

_______________________________________ (Printed Name of Optionee)

FORM OF STOCK OPTION AWARD CONFIRMING MEMORANDUM

I-Flow Corporation	Optionee:

Option Grant Date:
Number of Shares:
Exercise Price Per Share:
Type of Option (Incentive/ Nonqualified):
Stock Option Award Confirming Memorandum	Plan: 2001 Equity Incentive Plan (the “Plan”)

      Congratulations! I-Flow Corporation, a Delaware corporation (the “Company”), has elected to grant to you, the Optionee named above, an option to purchase shares of the Company’s Common Stock on the terms and conditions set forth below. Terms not otherwise defined in this Confirming Memorandum will have the meanings ascribed to them in the Plan identified above.

      1.     Governing Plan. Optionee has received a copy of the Plan. This Confirming Memorandum is subject in all respects to the applicable provisions of the Plan, which are incorporated herein by reference. In the case of any conflict between the provisions of the Plan and this Confirming Memorandum, the provisions of the Plan will control.

      2.     Grant of Option. Effective as of the Option Grant Date identified above, the Company has granted to the Optionee a stock option (the “Option”) to purchase the number of shares of the Company’s Common Stock identified above at the Exercise Price Per Share identified above.

      3.     Vesting and Exercise of Option. The Option will vest and become exercisable cumulatively as follows:

Number of Shares	Vesting Date

      4.     No Right to Continued Employment. This Confirming Memorandum does not confer upon Optionee any right to continue as an employee of the Company or an Affiliated Company, nor does it limit in any way the right of the Company or an Affiliated Entity to terminate Optionee’s services to the Company or the Affiliated Entity at any time, with or without cause. Unless otherwise set forth in a written Confirming Memorandum binding upon the Company or the Affiliated Entity, Optionee’s employment by the Company or an Affiliated Entity is “at will.”

      5.     Restrictions on Option Grant. This Confirming Memorandum, the Option and shares are subject to the Plan. SALE, TRANSFER OR HYPOTHECATION OF THE OPTION REFERRED TO HEREIN AND SHARES ISSUABLE UNDER SUCH OPTION ARE RESTRICTED BY THE PLAN, ADDITIONAL COPIES OF WHICH ARE AVAILABLE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

      6.     Termination. The unexercised portion of the Option (whether or not vested) automatically expires and become unexercisable under certain circumstances as set forth in the Plan. In addition, the Board of Directors or Committee administering the Plan reserves the right to accelerate the vesting schedule under certain circumstances (in which case, the Board of Directors or Committee may impose whatever conditions it considers appropriate on the accelerated portion).

      7.     Governing Law. This Stock Option Grant and the Option will be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware.

      IN WITNESS WHEREOF, the Company has executed this Stock Option Award Confirming Memorandum effective as of the Option Grant Date.

I-FLOW CORPORATION,
a Delaware corporation

By:

Name:

Its:

I-FLOW CORPORATION

2001 EQUITY INCENTIVE PLAN

FORM OF STOCK OPTION AGREEMENT

      This Stock Option Agreement (“Agreement”) is made effective as of the Option Grant Date set forth below, by and between I-Flow Corporation, a Delaware corporation (“Company”), and                      (“Optionee”). Terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the I-Flow Corporation 2001 Equity Incentive Plan (“Plan”). The parties agree as follows:

      1.     Governing Plan. Optionee has received a copy of the Plan. This Agreement is subject in all respects to the applicable provisions of the Plan, which are incorporated herein by reference. In the case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan will control.

      2.     Grant of Option. The Company hereby grants to Optionee as of the Option Grant Date identified below, a stock option (the “Option”) to purchase the number of shares of the Company’s Common Stock identified below at the exercise price per share identified below upon the following terms and conditions:

Option Grant Date:
Type of Option (Incentive/ Nonqualified):
Maximum Number of Shares of Common Stock Issuable Upon Exercise of the Option:

Exercise Price Per Share:	$ per share

Expiration Date:

      3.     Vesting and Exercise of Option. The Option will vest and become exercisable cumulatively as follows:

Number of Shares	Vesting Date

      4.     No Right to Continued Employment. This Agreement does not confer upon Optionee any right to continue as an employee of the Company or an Affiliated Company, nor does it limit in any way the right of the Company or an Affiliated Entity to terminate Optionee’s services to the Company or the Affiliated Entity at any time, with or without cause. Unless otherwise set forth in a written agreement binding upon the Company or the Affiliated Entity, Optionee’s employment by the Company or an Affiliated Entity is “at will.”

      5.     Restrictions on Option Grant. This Confirming Memorandum, the Option and shares are subject to the Plan. SALE, TRANSFER OR HYPOTHECATION OF THE OPTION REFERRED TO HEREIN AND SHARES ISSUABLE UNDER SUCH OPTION ARE RESTRICTED BY THE PLAN, ADDITIONAL COPIES OF WHICH ARE AVAILABLE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

      6.     Termination. The unexercised portion of the Option (whether or not vested) automatically expires and become unexercisable under certain circumstances as set forth in the Plan. In addition, the Board of Directors or Committee administering the Plan reserves the right to accelerate the vesting schedule under certain circumstances (in which case, the Board of Directors or Committee may impose whatever conditions it considers appropriate on the accelerated portion).

      7.     Governing Law. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware applicable to agreements made or to be performed wholly within the State of Delaware.

      IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement effective as of the Option Grant Date.

The Company:	Optionee:

By:	By:

Name:	(Signature)

Title:	(Printed Name and Title)

I-FLOW CORPORATION

FORM OF RESTRICTED STOCK GRANT

      I-Flow Corporation, a Delaware corporation (“Company”), has elected to grant to                           (“Grantee”) an award of restricted stock on the terms and conditions set forth below:

      1.     Grant of Restricted Stock. The Company hereby grants to Grantee                                          (                    ) shares of the Company’s common stock (“Granted Stock”), subject to the terms, conditions and restrictions set forth below (“Restricted Stock Grant”). As a condition to this grant, Grantee is required to pay to the Company $                     for each share of the Granted Stock that Grantee acquires pursuant to this Restricted Stock Grant (“Acquisition Consideration”). There is no requirement that Grantee acquire all or any portion of the Granted Stock; provided, however, that Grantee may purchase no fewer than One Hundred (100) shares at any one time unless Grantee purchases all remaining shares of Granted Stock.

      2.     Restrictions on the Granted Stock. Any Granted Stock acquired by Grantee will be subject to the following restrictions:

(a)	No Transfer. The shares of Granted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions set forth in Section 2(b) are removed or expire as provided in Section 2(c), and any additional requirements or restrictions contained in this Restricted Stock Grant have been satisfied, terminated or expressly waived by the Company in writing.

(b)	Restrictions. In the event Grantee’s service as an employee of the Company terminates for any reason, the Company will have the right, which must be exercised not later than ninety (90) days following such termination, to buy, for cash and at the price per share that Grantee paid to the Company, all shares of Granted Stock acquired hereunder that are, at the date of such termination, still subject to the vesting restrictions imposed under this Section 2.

(c)	Removal of Restrictions. The restrictions imposed under the foregoing provisions of this Section 2 will expire and be removed, and the shares of Granted Stock acquired by Grantee under this Restricted Stock Grant will vest, in accordance with the following rules:

(i)	The restrictions imposed under Section 2(b) above will lapse and be removed at the rate of (“Vesting Schedule”).

(ii)	In the event that Grantee’s employment with the Company is terminated for any reason before Grantee is fully vested in the Granted Stock, the restrictions imposed under Section 2(b) will expire and be removed if the Company does not elect to repurchase the Granted Stock within ninety (90) days of such termination.

      3.     Voting and Other Rights. Notwithstanding anything to the contrary in the foregoing, during the period prior to the lapse and removal of the restrictions set forth in Section 2, except as otherwise provided herein, Grantee will have all of the rights of a stockholder with respect to all of the Granted Stock Grantee purchased, including without limitation the right to vote such Granted Stock and the right to receive all dividends or other distributions with respect to such Granted Stock. In connection with the payment of such dividends or other distributions, the Company will be entitled to deduct any taxes or other amounts required by any governmental authority to be withheld and paid over to such authority for Grantee’s account.

      4.     Expiration of Restrictions. As soon as practicable after the lapse and removal of the restrictions applicable to all or any portion of the Granted Stock as provided in Section 2, the Company will release the certificate(s) representing such Granted Stock to Grantee, provided that (a) Grantee has paid to the Company, by cash or check, the Acquisition Consideration and an amount sufficient to satisfy any taxes or other amounts required by any governmental authority to be withheld and paid over to such authority for Grantee’s account, or otherwise made arrangements satisfactory to the Company for the payment of such amounts through withholding or otherwise, and (b) Grantee has, if requested by the Company, made appropriate representations in a form satisfactory to the Company that such Granted Stock will not be sold other than (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, or an applicable exemption from the registration requirements of such Act; (ii) in compliance with all applicable state securities laws and regulations; and (iii) in compliance with all terms and conditions of the Plan.

      5.     Section 83(b) Election. Grantee will be entitled to make an election pursuant to Section 83(b) of the Internal Revenue Code, or comparable provisions of any state tax law, to include in Grantee’s gross income the amount by which the fair market value (as of the date of acquisition) of the Granted Stock Grantee acquired exceeds the Acquisition Consideration only if, prior to making any such election, Grantee (i) notifies the Company of Grantee’s intention to make such election, by delivering to the Company a copy of the fully-executed Section 83(b) Election Form attached hereto as Exhibit A, and (b) pay to the Company an amount sufficient to satisfy any taxes or other amounts required by any governmental authority to be withheld or paid over to such authority for Grantee’s account, or otherwise makes arrangements satisfactory to the Company for the payment of such amounts through withholding or otherwise.

      6.     Merger, Consolidation or Reorganization. In the event of a merger, consolidation or other reorganization of the Company in which the Common Stock of the Company is exchanged for cash, securities or other property (“Exchange Consideration”), Grantee will be entitled to receive a proportionate share the Exchange Consideration in exchange for the Granted Stock Grantee acquired; provided, however, that Grantee’s share of the Exchange Consideration shall be subject to the vesting restrictions imposed under Section 2, unless the Board of Directors, in its discretion, accelerates the Vesting Schedule.

      7.     No Right to Continued Employment. This Restricted Stock Grant does not confer upon Grantee any right to continue as an employee of the Company or an Affiliated Entity, nor does it limit in any way the right of the Company or an Affiliated Entity to terminate Grantee’s services to the Company or the Affiliated Entity at any time, with or without cause. Unless otherwise set forth in a written agreement binding upon the Company or the Affiliated Entity, Grantee’s employment by the Company or an Affiliated Entity is “at will.”

      8.     No Assignment. Neither this Restricted Stock Grant nor any rights granted herein are assignable by Grantee.

      9.     Governing Law. This Restricted Stock Grant will be governed by and construed in accordance with the laws of the State of Delaware.

      10.     Governing Plan. This Restricted Stock Grant is subject in all respects to the applicable provisions of the Company’s 2001 Equity Incentive Plan (“Plan”), which are incorporated herein by reference. In the case of any conflict between the provisions of the Plan and this Restricted Stock Grant, the provisions of the Plan shall control. Terms not otherwise defined in this Restricted Stock Grant shall have the meanings ascribed to them in the Plan.

COMPANY	OPTIONEE

I-Flow Corporation,

By: (Signature)	By: (Signature)

(Printed Name and Title)	(Printed Name and Title)

EXHIBIT A

to Restricted Stock Grant

ELECTION TO INCLUDE VALUE OF RESTRICTED PROPERTY

IN GROSS INCOME IN YEAR OF TRANSFER
INTERNAL REVENUE CODE § 83(b)

      The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below, and supplies the following information in accordance with the regulations promulgated thereunder:

1.	Name, address and taxpayer identification number of the undersigned:
______________________________________________________________
______________________________________________________________
______________________________________________________________
Taxpayer I.D. No.:

2.	Description of property with respect to which the election is being made: _________________ shares of Common Stock of I-Flow Corporation, a Delaware corporation (the “Company”)

3.	Date on which property was transferred:

4.	Taxable year to which this election relates:

5.	Nature of the restrictions to which the property is subject:
If the taxpayer’s service as a of the Company terminates for any reason before the Common Stock vests, the Company will have the right to repurchase the Common Stock from the taxpayer at $ per share. The Common Stock vests according to the following schedule:

The Common Stock is non-transferable in the taxpayer’s hands, by virtue of language to that effect stamped on the stock certificate.

6.	Fair market value of the property:

The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions that by their terms will never lapse) of the property with respect to which this election is being made is $ per share.

7.	Amount paid for the property: The amount paid by the taxpayer for said property is $ per share.

8.	Furnishing statement to employer: A copy of this statement has been furnished to

Date:

Signature ----------------------------------------------------- Printed Name

Appendix B

I-FLOW CORPORATION

AUDIT COMMITTEE CHARTER

Mission Statement

      The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of I-Flow Corporation (the “Company”) oversees the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. In addition, the Committee assists the Board in its oversight of the Company’s compliance with legal and regulatory requirements.

Membership

      The Board shall appoint the members of the Committee, including its chairperson. At all times:

•	the Committee shall be comprised of at least three directors who are “independent,” as determined by the Board, within the meaning of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission (the “SEC”) rules promulgated thereunder and applicable NASD listing standards;

•	each member of the Committee, at the time of his or her appointment, must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement; and

•	at least one member of the Committee shall have had past employment experience in finance or accounting, requisite professional certification in accounting, or some other comparable experience or background (including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities) that results in such member being financially sophisticated.

Communications

      The outside auditor engaged by the Committee shall report directly to the Committee. The Committee is expected to maintain free and open communication with the outside auditor, the internal auditors, and the management of the Company. To this end, the Committee shall periodically meet separately with each of the foregoing parties. The Committee shall regularly report the activities of the Committee to the full Board and convey such recommendations to the Board as the Committee may deem appropriate.

Authority

      By order of the Board, the Committee has full authority and unrestricted access to the resources, information and personnel of the Company which the Committee, in its discretion, determines is necessary or appropriate to achieve its mission. Without limiting the foregoing:

•	the Committee, without further approval of the Board, has the authority to engage, consult with, and determine funding for independent counsel, accountants and other advisors as it determines necessary or appropriate to assist the Committee to carry out its duties;

•	the Company shall provide the Committee with all funding that the Committee deems necessary or appropriate to enable the Committee to carry out its duties, including without limitation funding for the payment of compensation to any (i) outside auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company and (ii) advisors employed by the Committee; and

•	the Committee has the authority to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities.

Responsibilities

      To create an internal control best practices environment and to fulfill its duties, the Committee shall:

•	be directly and solely responsible for the appointment, compensation, retention and oversight of the outside auditor;

•	adopt policies regarding Committee pre-approval of audit and permitted non-audit services to be rendered by the Company’s outside auditor;

•	pre-approve all audit and permissible non-audit services to be rendered by the Company’s outside auditor in accordance with the Committee’s policies;

•	prepare and issue annually a report of the Committee to be included in the Company’s proxy statement in conformity with the applicable rules of the SEC;

•	establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

•	review Company earnings press releases (the chairperson of the Committee may represent the entire Committee for purposes of this review) and financial information and earnings guidance provided to analysts and rating agencies;

•	review and discuss with management and the outside auditor the Company’s annual audited and quarterly financial statements, including:

(a)	analyses prepared by management and/or the outside auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements;

(b)	the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including the development, selection and reporting of accounting policies and practices that may be regarded as critical; and

(c)	significant issues regarding the Company’s accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting policies, practices, or financial statement presentations.

(d)	In addition, the Committee shall receive any other reports, including those required by the SEC rules implementing Section 204 of the Sarbanes-Oxley Act, from the outside auditor;

•	review and approve all related party transactions;

•	review changes in accounting and financial reporting rules that could have a material impact on the Company’s financial reports;

•	periodically review with the CEO and CFO:

(a)	how they are meeting their obligations under the certification requirements of Sections 302 and 906 under the Sarbanes-Oxley Act and discuss the most recent evaluation of the Company’s disclosure controls and procedures;

(b)	any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial data;

(c)	how management proposes to correct any weaknesses identified by management or the outside auditor in accounting procedures and internal controls that may have a material impact on the Company’s financial reports, financial position or assets;

(d)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting;

(e)	any changes in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

•	obtain and review, at least annually, a report by the outside auditor describing (i) the audit firm’s internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review or peer review of the auditor, or by any investigation by governmental or professional authorities within the last five years, regarding any independent audit carried out by the firm, and any steps taken to address these issues;

•	consider, at least annually, the independence of the outside auditor, including whether the outside auditor’s performance of permissible non-audit services is compatible with the auditor’s independence; on an annual basis, obtain a formal written statement from the auditor delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1; and review and discuss with the outside auditor any disclosed relationships or services that may impact the objectivity and independence of the auditor;

•	(i) review and discuss with management and the outside auditor the scope and results of the annual audit and recommendations of the outside auditor, including a discussion of the auditor’s judgment as to the quality of the Company’s accounting principles and (ii) following the completion of each annual audit, review separately with the outside auditor and management any difficulties encountered in the course of the audit (including any restrictions on the scope of the auditor’s activities or on access to information, and any significant disagreements with management) and management’s response;

•	review and evaluate the effectiveness of the Company’s processes for assessing significant risk exposures and measures that management has taken to address such risks and discuss the adequacy of such processes and measures with management;

•	receive presentations from management personnel on key functional activities of the Company, including information technology, taxes, treasury, environmental and legal matters, and contingent liabilities;

•	establish policies for the hiring of employees and former employees of the outside auditing firm;

•	review the Company’s code of ethics and its ability to monitor compliance with such code;

•	review the Company’s compliance programs with respect to applicable laws and regulations;

•	review and approve the Company’s policy for the investment of its cash assets;

•	conduct an annual review by category of expenditures of officers’ expense accounts, perquisites and the use of other corporate assets;

•	undertake an annual self-evaluation to assess the effectiveness of the Committee;

•	review and assess the adequacy of the this charter at least annually and recommend changes to the Board as appropriate; and

•	perform such other functions as may be delegated to the Committee by the Board or as may be required of it by law or the Company’s certificate of incorporation or bylaws.

Meetings

      The Committee shall meet as often as may be deemed necessary or appropriate in its judgment, generally four times each year, either in person or telephonically. The majority of the members of the Committee shall constitute a quorum. The Committee may delegate any of the foregoing powers, duties and responsibilities to a subcommittee of the Committee consisting of not less than two members of the Committee; provided that the Committee may delegate the authority to pre-approve audit and permissible non-audit services to one member of the Committee if such member (i) pre-approves the services in accordance with the pre-approval policies adopted by the Committee and (ii) reports any actions taken by him or her to the full Committee at its next scheduled meeting.

I-FLOW CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 25, 2004

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Donald M. Earhart and James R. Talevich, and each of them individually, as proxies, each with power of substitution, to vote and otherwise represent all of the shares of common stock of I-Flow Corporation held of record by the undersigned on March 31, 2004 at the Annual Meeting of Stockholders to be held on Tuesday, May 25, 2004, and any adjournment or postponement thereof, as indicated below with like effect as if the undersigned were personally present and voting upon the following matters.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK IN AS SHOWN HERE   ☒.

1.	Election of two Class II directors named below to serve until the annual meeting of stockholders to be held in the year 2007 and until their successors have been duly elected and qualified.

☐	FOR ALL NOMINEES	NOMINEES:
○ Joel S. Kanter
☐	WITHHOLD AUTHORITY	○ Erik H. Loudon
FOR ALL NOMINEES

☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTION. To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

2.	Amendment of the I-Flow Corporation 2001 Equity Incentive Plan to increase the number of shares available for issuance under the plan by 1,750,000.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Ratification of the selection of Deloitte & Touche LLP as the independent auditor of I-Flow Corporation for the fiscal year ending December 31, 2004.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	In their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the annual meeting or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the above-named nominees and FOR proposals 2 and 3. This proxy confers discretionary authority with respect to matters not known or determined at the time of mailing the notice of annual meeting and the enclosed proxy statement.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement furnished herewith and directs that his or her votes be cast by the above named proxies in the manner directed herein. All other proxies heretofore given by the undersigned to vote shares of common stock of I-Flow Corporation are expressly revoked.

To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder:	Date:

Signature of Stockholder:	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, pelase sign in partnership name by authorized person.